Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
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In re	:	Chapter 11 Case No.
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LEHMAN BROTHERS HOLDINGS INC., et al.,	:	08-13555 (JMP)
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Debtors.	:	(Jointly Administered)
:
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FIRST AMENDED JOINT CHAPTER 11 PLAN OF

LEHMAN BROTHERS HOLDINGS INC. AND ITS AFFILIATED DEBTORS

WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Tel: (212) 310-8000
Fax: (212) 310-8007

Attorneys for Debtors and Debtors in Possession

Dated:	New York, New York
January 25, 2011

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Schedule

Plan Adjustment Percentages	Schedule 1

ARTICLE I

Definitions and Construction of Terms

Definitions. As used in the Plan, the following terms shall have the respective meanings specified below:

1.1 Administrative Expense Claim means any right to payment constituting a cost or expense of administration of any of the Chapter 11 Cases under sections 503(b) and 507(a)(2) of the Bankruptcy Code, including, without limitation, any actual and necessary expenses of preserving the estates of the Debtors, any actual and necessary expenses of operating the businesses of the Debtors, any indebtedness or obligations incurred or assumed by the Debtors in connection with the conduct of their business from and after the Commencement Date, all compensation and reimbursement of expenses to the extent Allowed by the Bankruptcy Court under sections 330 or 503 of the Bankruptcy Code, and any fees and charges assessed against the estates of the Debtors under section 1930 of chapter 123 of title 28 of the United States Code.

1.2 Affiliate shall have the meaning assigned to such term in section 101(2) of the Bankruptcy Code.

1.3 Affiliate Guarantee Claim means any Guarantee Claim asserted by an Affiliate of LBHI other than a Senior Affiliate Guarantee Claim.

1.4 Allowed means, with reference to any Claim against the Debtors, (a) any Claim that has been listed by the Debtors in their Schedules, as such Schedules may be amended by the Debtors from time to time in accordance with Bankruptcy Rule 1009, as liquidated in amount and not disputed or contingent and for which no contrary proof of claim has been filed, (b) any Claim allowed hereunder, (c) any Claim that is not Disputed, (d) any Claim that is compromised, settled, or otherwise resolved pursuant to the authority granted to the Debtors pursuant to a Final Order of the Bankruptcy Court or under Section 9.4 of the Plan, or (e) any Claim that, if Disputed, has been Allowed by Final Order; provided, however, that Claims allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Bankruptcy Court shall not be considered “Allowed Claims” hereunder; provided, further, however, that subject to Section 9.1 of the Plan, a Guarantee Claim shall only be Allowed in an amount that is equal to or less than the Primary Claim. Unless otherwise specified herein or by order of the Bankruptcy Court, “Allowed Administrative Expense Claim” or “Allowed Claim” shall not, for any purpose under the Plan, include interest on such Administrative Expense Claim or Claim from and after the Commencement Date. For purposes of a Foreign Proceeding, an Allowed Claim includes a Claim that has been accepted or allowed in a Foreign Proceeding by settlement with a Foreign Administrator or Final Order of a court of competent jurisdiction.

1.5 Available Cash means (a) all Cash of a Debtor realized from its business operations, the sale or other disposition of its assets, the interest earned on its invested funds, recoveries from Litigation Claims or from any other source or otherwise less (b) the amount of Cash estimated and reserved by such Debtor to (i) adequately fund the reasonable and necessary projected costs to carry out the provisions of the Plan with respect to such Debtor on and after the Effective Date and (ii) pay all fees payable under section 1930 of chapter 123 of title 28 of the United States Code.

1.6 Avoidance Actions means any actions commenced or that may be commenced before or after the Effective Date pursuant to sections 544, 545, 547, 548, 549, 550, 551 or 553 of the Bankruptcy Code.

1.7 Bankruptcy Code means title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.

1.8 Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York having jurisdiction over the Chapter 11 Cases.

1.9 Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure, as promulgated by the United States Supreme Court under section 2072 of title 28 of the United States Code, and any Local Rules of the Bankruptcy Court.

1.10 Bar Date Order means the Order Pursuant to Section 502(b)(9) of the Bankruptcy Code and Bankruptcy Rule 3003(c)(3) Establishing the Deadline for Filing Proofs of Claim, Approving the Form and Manner of Notice thereof and Approving the Proof of Claim Form approved and entered by the Bankruptcy Court on July 2, 2009 [Docket No. 4271], as the same may be amended from time to time.

1.11 BNC means BNC Mortgage LLC.

1.12 Business Day means any day other than a Saturday, a Sunday, and any other day on which commercial banks in New York, New York are required or authorized to close by law or executive order.

1.13 Cash means legal tender of the United States of America.

1.14 Causes of Action means, without limitation, any and all actions, causes of action, controversies, liabilities, obligations, rights, suits, damages, judgments, Claims, and demands whatsoever, whether known or unknown, reduced to judgment, liquidated or unliquidated, fixed or contingent, matured or unmatured, disputed or undisputed, secured or unsecured, assertable directly or derivatively, existing or hereafter arising, in law, equity, or otherwise, based in whole or in part upon any act or omission or other event occurring prior to the Effective Date.

1.15 CES means CES Aviation LLC.

1.16 CES V means CES Aviation V LLC.

1.17 CES IX means CES Aviation IX LLC.

1.18 Chapter 11 Cases means the voluntary cases commenced by the Debtors under chapter 11 of the Bankruptcy Code, which are being jointly administered and are currently pending before the Bankruptcy Court, styled In re Lehman Brothers Holdings Inc., et al., Chapter 11 Case No. 08-13555 (JMP).

1.19 Claim shall have the meaning assigned to such term in section 101(5) of the Bankruptcy Code.

1.20 Class means a category of holders of Claims or Equity Interests as set forth in Article III of the Plan.

1.21 Class 10A Subordinated Notes means, collectively, (a) the Floating Rate Junior Subordinated Deferrable Interest Debentures due 2035 issued pursuant to the Eighth Supplemental Indenture, dated as of August 19, 2005, between LBHI and JPMorgan Chase Bank, as trustee; (b) the Fixed/Floating Rate Subordinated Notes due 2016 Series 5065, issued pursuant to a final term sheet dated as of September 26, 2006 under the Euro Medium-Term Note Program; (c) the Floating Rate Subordinated Notes due 2037 Series EB17, issued pursuant to a final term sheet dated as of January 23, 2007 under the Euro Medium-Term Note Program; (d) the Fixed/Floating Rate Subordinated Notes due 2019 Series 6222, issued pursuant to the final term sheet dated as of February 14, 2007 under the Euro Medium-Term Note Program; and (e) the Floating Rate Subordinated Notes due 2037 Series EB 18, issued pursuant to a final term sheet, dated as of May 30, 2007, under the Euro Medium-Term Note Program.

1.22 Class 10B Subordinated Notes means, collectively, (a) the 6.375% Subordinated Deferrable Interest Debentures due 2052, issued pursuant to the Fourth Supplemental Indenture, dated as of March 17, 2003, between LBHI and JPMorgan Chase Bank, as trustee; (b) the 6.375% Subordinated Deferrable Interest Debentures due October 2052, issued pursuant to the Fifth Supplemental Indenture, dated as of October 31, 2003, between LBHI and JPMorgan Chase Bank, as trustee; (c) the 6.00% Subordinated Deferrable Interest Debentures due 2053, issued pursuant to the Sixth Supplemental Indenture, dated as of April 22, 2004, between LBHI and JPMorgan Chase Bank, as trustee; (d) the 6.24% Subordinated Deferrable Interest Debentures due 2054, issued pursuant to the Seventh Supplemental Indenture, dated as of January 18, 2005, between LBHI and JPMorgan Chase Bank, as trustee; (e) the 5.75% Subordinated Notes due 2017, issued pursuant to the Ninth Supplemental Indenture, dated as of October 24, 2006, between LBHI and JPMorgan Chase Bank, as trustee; (f) the Fixed and Floating Rate Subordinated Notes Due 2032, issued pursuant to the Tenth Supplemental Indenture, dated as of May 1, 2007, between LBHI and JPMorgan Chase Bank, as trustee; (g) the 6.50% Subordinated Notes Due 2017, issued pursuant to the Thirteenth Supplemental Indenture, dated as of July 19, 2007, between LBHI and The Bank of New York, as trustee; (h) the 6.875% Subordinated Notes Due 2037, issued pursuant to the Fourteenth Supplemental Indenture, dated as of July 19, 2007, between LBHI and The Bank of New York, as trustee; (i) the 6.75% Subordinated Notes Due 2017, issued pursuant to the Fifteenth Supplemental Indenture, dated as of December 21, 2007, between LBHI and The Bank of New York, as trustee; and (j) the 7.50% Subordinated Notes Due 2038, issued pursuant to the Sixteenth Supplemental Indenture, dated as of May 9, 2008, between LBHI and The Bank of New York, as trustee.

1.23 Class 10C Subordinated Notes means, collectively, (a) the 5.707% Remarketable Junior Subordinated Debentures due 2043, issued pursuant to the Eleventh Supplemental Indenture, dated as of May 17, 2007, between LBHI and U.S. Bank National Association, as trustee; and (b) the Floating Rate Remarketable Junior Subordinated Debentures due 2043, issued pursuant to the Twelfth Supplemental Indenture, dated as of May 17, 2007, between LBHI and U.S. Bank National Association, as trustee.

1.24 Closing Date means the date upon which all of the Chapter 11 Cases have been closed in accordance with Section 6.7 of the Plan.

1.25 Collateral means any property or interest in Property of the Estates of the Debtors subject to a Lien to secure the payment of a Claim, which Lien is not subject to avoidance or otherwise invalid and unenforceable under the Bankruptcy Code or applicable non-bankruptcy law.

1.26 Commencement Date means (a) September 15, 2008 with respect to LBHI, (b) September 16, 2008 with respect to LB 745, (c) September 23, 2008 with respect to PAMI Statler, (d) October 3, 2008 with respect to LBCS, LBSF and LOTC, (d) October 5, 2008 with respect to LBDP, LCPI, LBCC, LBFP, CES, CES V, CES IX, East Dover and LS Finance, (e) January 7, 2009 with respect to LUXCO, (f) January 9, 2009 with respect to BNC, (g) February 9, 2009 with respect to SASCO and LB Rose Ranch, (h) April 23, 2009 with respect to LB 2080, (i) December 14, 2009 with respect to Merit, and (j) December 22, 2009 with respect to Somerset and Preferred Somerset.

1.27 Confirmation Date means the date upon which the Bankruptcy Court enters a Confirmation Order on the docket of the Chapter 11 Cases as applicable to each Debtor.

1.28 Confirmation Hearing means the hearing held by the Bankruptcy Court, as the same may be continued from time to time, to consider confirmation of the Plan.

1.29 Confirmation Order means an order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code as applicable to each Debtor.

1.30 Creditor shall have the meaning assigned to such term in section 101(10) of the Bankruptcy Code.

1.31 Creditors’ Committee means the statutory committee of unsecured creditors appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code.

1.32 Debtor means BNC, CES, CES V, CES IX, East Dover, LB 745, LB 2080, LB Rose Ranch, LBCC, LBCS, LBDP, LBFP, LBHI, LBSF, LCPI, LOTC, LS Finance, LUXCO, Merit, PAMI Statler, Preferred Somerset, SASCO and Somerset, each in its individual capacity as debtor and debtor in possession in its Chapter 11 Case pursuant to sections 101(13), 1107(a) and 1108 of the Bankruptcy Code.

1.33 Debtor Allocation Agreement means the agreement among two or more of the Debtors that identifies, allocates and sets forth other agreed rights and obligations with respect to (a) the costs and benefits of Jointly Owned Litigation Claims, (b) commonly held tax benefits and obligations, (c) expenses of administration of the Chapter 11 Cases, and (d) certain other inter-Debtor related issues.

1.34 Debtor-Controlled Entity means a non-Debtor Affiliate of the Debtors that is managed and controlled by a Debtor as of the Effective Date.

1.35 Derivative Claim means a Claim asserted by a third-party that is not an Affiliate of the Debtors arising out of the termination or rejection of a Derivative Contract with a Debtor but excluding a Derivative Guarantee Claim.

1.36 Derivative Claims Framework means the methodology that shall be applied to calculate the Allowed amount of a Derivative Claim or Derivative Guarantee Claim against a Debtor for all purposes under the Plan, including, without limitation, voting and Distributions, in accordance with Section 6.6 of the Plan.

1.37 Derivative Claims Framework Order means an order of the Bankruptcy Court approving the Derivative Claims Framework and authorizing the Debtors to implement the Derivative Claims Framework in connection with the Plan.

1.38 Derivative Contract means any contract that is (a) a “swap agreement” as such term is defined in section 101(53B) of the Bankruptcy Code or (b) a “forward contract” as such term is defined in section 101(25) of the Bankruptcy Code; provided, however, that a cash-market purchase or sale of a security or loan (i.e. any purchase or sale of a security or loan for settlement within the standard settlement cycle for the relevant market), exchange-traded future or option, securities loan transaction, repurchase agreement in respect of securities or loans, and any guarantee or reimbursement obligations which would otherwise be included in the definition of “swap agreement” or “forward contract” pursuant to the definition of such terms in the Bankruptcy Code shall not be considered a Derivative Contract for the purposes of this definition; provided, further, that any notes, bonds, or other securities issued by the Debtors or their Affiliates (including, without limitation, LBT, LBB, Lehman Brothers Holdings plc, LBSN and LB Lux) shall not be considered “Derivative Contracts.”

1.39 Derivative Guarantee Claim means any Guarantee Claim asserted by a third-party that is not an Affiliate of LBHI with respect to a Derivative Contract.

1.40 Derivative Questionnaire shall have the meaning assigned to such term in the Bar Date Order.

1.41 Director Selection Committee means the committee established pursuant to Section 7.2(b) of the Plan, the members of which are identified in the Plan Supplement.

1.42 Disclosure Statement means that certain disclosure statement relating to the Plan, including, without limitation, all exhibits and schedules thereto, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.

1.43 Disputed means, with reference to any Claim, (a) any Claim proof of which was timely and properly filed that is (i) disputed in whole or in part under the Plan, including, without limitation, any Senior Intercompany Claim, Senior Affiliate Guarantee Claim, Intercompany Claim or Affiliate Guarantee Claim that is not Allowed in accordance with Section 6.5(b) of the Plan, or (ii) as to which the Debtors have interposed a timely objection and/or request for estimation in accordance with section 502(c) of the Bankruptcy Code and Bankruptcy Rule 3018, which objection and/or request for estimation has not been withdrawn or determined by a Final Order, or (b) any Claim, proof of which was required to be filed by the Bar Date Order or another Final Order of the Bankruptcy Court in a form and manner proscribed in such order, but as to which a proof of Claim was not timely or properly filed.

1.44 Distribution means any initial or subsequent payment or transfer made under the Plan.

1.45 Distribution Date means any date on which a Distribution is made upon at least fourteen (14) Business Days written notice filed on the docket of the Chapter 11 Cases or otherwise communicated to holders of Allowed Claims.

1.46 East Dover means East Dover Limited.

1.47 Effective Date means the first Business Day on which the conditions to effectiveness of the Plan set forth in Article XII have been satisfied or waived and on which the Plan shall become effective with respect to a Debtor.

1.48 Equity Interest means shares of common stock, preferred stock, other forms of ownership interest, or any interest or right to convert into such an equity or ownership interest or to acquire any equity or ownership interest or any interest or right for which the amount owing is determined by reference to an equity or ownership interest, including, without limitation, vested and/or unvested restricted stock units, contingent stock awards, contingent equity awards, performance stock units, and stock options or restricted stock awards granted under management ownership plans, the LBHI 2005 stock incentive plan or the LBHI employee incentive plan, in any Debtor that was in existence immediately prior to or on the Commencement Date for such Debtor.

1.49 Estimated Claim means the amount or maximum amount of a Claim estimated by the Bankruptcy Court, pursuant to section 502(c) of the Bankruptcy Code, in one or more Final Orders to become an Allowed Claim.

1.50 Final Order means an order of the Bankruptcy Court or any other court of competent jurisdiction as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, reargue, or rehear shall have been waived in writing in form and substance satisfactory to the Debtors or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order of the Bankruptcy Court or other court of competent jurisdiction shall have been determined by the highest court to which such order was appealed, or certiorari, reargument, or rehearing shall have been denied and the time to take any further appeal, petition for certiorari, or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules or applicable law, may be filed with respect to such order shall not cause such order not to be a Final Order.

1.51 Foreign Administrator means each of the persons or entities that is managing the affairs and representing the insolvency estate of a Non-Controlled Affiliate that is subject to a Foreign Proceeding.

1.52 Foreign Proceeding means an insolvency, administration, liquidation, rehabilitation, receivership or like proceeding commenced by or initiated against a Non-Controlled Affiliate in a jurisdiction outside of the United States.

1.53 General Unsecured Claim means, (a) in the case of LBHI, any Claim other than an Administrative Expense Claim, a Priority Tax Claim, a Priority Non-Tax Claim, a Secured

Claim, a Senior Unsecured Claim, a Senior Intercompany Claim, a Senior Affiliate Guarantee Claim, a Senior Third-Party Guarantee Claim, a Senior Third-Party LBT/LBSN Guarantee Claim, a Derivative Claim, an Intercompany Claim, an Affiliate Guarantee Claim, a Derivative Guarantee Claim, a Subordinated Claim or a Section 510(b) Claim, or (b) in the case of each Subsidiary Debtor, any Claim other than an Administrative Expense Claim, a Priority Tax Claim, a Priority Non-Tax Claim, a Secured Claim, an Intercompany Claim or a Derivative Claim.

1.54 Governmental Unit shall have the meaning assigned to such term in section 101(27) of the Bankruptcy Code.

1.55 Guarantee Claim means a Claim asserted against LBHI on the basis of a guarantee, promise or pledge by LBHI to satisfy an obligation or liability of another entity.

1.56 Guarantee Questionnaire shall have the meaning assigned to such term in the Bar Date Order.

1.57 Independent Directors means Michael L. Ainslie, John F. Akers, Roger S. Berlind, Thomas H. Cruikshank, Marsha Johnson Evans, Sir Christopher Gent, Jerry A. Grundhofer, Roland A. Hernandez, Henry Kaufman and John D. Macomber.

1.58 Intercompany Claim means (a) in the case of LBHI, any Claim asserted by an Affiliate of LBHI other than an Administrative Expense Claim, a Priority Non-Tax Claim, a Secured Claim, a Senior Intercompany Claim, a Senior Affiliate Guarantee Claim or an Affiliate Guarantee Claim, or (b) in the case of a Subsidiary Debtor, any Claim asserted by an Affiliate of a Subsidiary Debtor other than an Administrative Expense Claim, a Priority Non-Tax Claim or a Secured Claim.

1.59 Intercompany Funding Balance means that portion of LBHI’s Claim against a Subsidiary Debtor that relates to the funding of operations of such Subsidiary Debtor but does not relate to specific transactions, such as Derivative Contracts or repurchase agreements.

1.60 IRS means the Internal Revenue Service.

1.61 Jointly Owned Litigation Claims means any Litigation Claims that may be, are or are asserted to be owned, either jointly or individually, by one or more of the Debtors.

1.62 LAMCO means LAMCO Holdings LLC and its subsidiary Affiliates.

1.63 LB 745 means LB 745 LLC.

1.64 LB 2080 means LB 2080 Kalakaua Owners LLC.

1.65 LBB means Lehman Brothers Bankhaus AG (in Insolvenz).

1.66 LBCC means Lehman Brothers Commercial Corporation.

1.67 LBCS means Lehman Brothers Commodities Services Inc.

1.68 LBDP means Lehman Brothers Derivative Products Inc.

1.69 LBFP means Lehman Brothers Financial Products Inc.

1.70 LBHI means Lehman Brothers Holdings Inc.

1.71 LBHI Stock means the common or preferred stock of LBHI outstanding on the Effective Date.

1.72 LBI means Lehman Brothers Inc.

1.73 LB Lux means Lehman Brothers (Luxembourg) Equity Finance S.A.

1.74 LB Rose Ranch means LB Rose Ranch LLC.

1.75 LBSF means Lehman Brothers Special Financing Inc.

1.76 LBSN means Lehman Brothers Securities N.V.

1.77 LBT means Lehman Brothers Treasury Co. B.V.

1.78 LCPI means Lehman Commercial Paper Inc.

1.79 Lehman means LBHI together with all of its direct and indirect Affiliates existing on or after the LBHI Commencement Date.

1.80 Lehman ALI means Lehman ALI Inc.

1.81 Lien shall have the meaning assigned to such term in section 101(37) of the Bankruptcy Code.

1.82 Liquidating Trust means a trust that may be created after the Effective Date in accordance with the provisions of Article X of the Plan and a Liquidating Trust Agreement for the benefit of holders of Allowed Claims and/or Equity Interests and as determined by the Plan Administrator consistent with the purposes of any such Liquidating Trust pursuant to Section 10.2 of the Plan.

1.83 Liquidating Trust Agreement means an agreement evidencing the terms and provisions governing a Liquidating Trust that shall be entered into prior to the establishment of such Liquidating Trust and pursuant to which a Liquidating Trustee shall manage and administer Liquidating Trust Assets.

1.84 Liquidating Trust Assets means the assets of a Debtor or Debtor-Controlled Entity to be transferred to a Liquidating Trust as may be determined by the Plan Administrator, which shall be described in a Liquidating Trust Agreement.

1.85 Liquidating Trust Beneficiaries means those holders of Allowed Claims or Equity Interests to the extent such holders receive Liquidating Trust Interests.

1.86 Liquidating Trustee means the person or entity appointed by the Plan Administrator prior to the creation of a Liquidating Trust to administer such Liquidating Trust in accordance with the provisions of Article X of the Plan and a Liquidating Trust Agreement; provided, however, that under no circumstance shall a Liquidating Trustee be a director or officer with respect to any entity over which the Liquidating Trust has control.

1.87 Liquidating Trust Interests means the non-certificated beneficial interests of a Liquidating Trust allocable to holders of Allowed Claims in accordance with the terms and conditions of a Liquidating Trust Agreement, which may or may not be transferable.

1.88 Litigation Claims means any and all Causes of Action held by a Debtor.

1.89 LOTC means Lehman Brothers OTC Derivatives Inc.

1.90 LS Finance means Lehman Scottish Finance L.P.

1.91 LUXCO means Luxembourg Residential Properties Loan Finance S.a.r.l.

1.92 Merit means Merit, LLC.

1.93 New Securities means the securities that may be distributed by a Debtor or Debtor-Controlled Entity after the Effective Date to the holders of Allowed Claims against or Equity Interests in such Debtor representing an interest in an existing or newly formed entity of a Debtor or Debtor-Controlled Entity pursuant to and in a manner consistent with Section 15.2 of the Plan.

1.94 Non-Controlled Affiliate means an Affiliate of the Debtors that is not currently managed and controlled by a Debtor as of the Effective Date, including, without limitation, all Affiliates that are subject to a Foreign Proceeding and LBI.

1.95 Ordinary Course Professional Order means the Amended Order Pursuant to Sections 105(a), 327, 328, and 330 of the Bankruptcy Code Authorizing the Debtors to Employ Professionals Utilized in the Ordinary Course of Business, approved and entered by the Bankruptcy Court on March 25, 2010 [Docket No. 7822], as the same may be amended from time to time.

1.96 PAMI Statler means PAMI Statler Arms LLC.

1.97 Participating Debtors means LBHI together with each of the Participating Subsidiary Debtors.

1.98 Participating Subsidiary Debtor means LCPI, LBSF, LOTC, LBCC or LBCS.

1.99 Plan means, collectively, the chapter 11 plans of each of the Debtors, and (where specified herein) individually, the chapter 11 plan of each Debtor, including, without limitation, the Plan Supplement and all exhibits, supplements, appendices, and schedules hereto, either in its present form or as the same may be altered, amended or modified from time to time.

1.100 Plan Administrator means LBHI pursuant to the authority granted in Section 6.1 of the Plan.

1.101 Plan Adjustment means the sum of (a) each of the Distributions made to holders of Allowed Claims in: LBHI Classes 5A, 5B and 9; LCPI Classes 3, 4, 5B and 5C; LBCS Classes 3, 4, 5B and 5C; LBSF Classes 3, 4, 5B and 5C; LOTC Classes 3, 4, 5B and 5C; and LBCC Classes 3, 4, 5B and 5C, multiplied by (b) the Plan Adjustment Percentage applicable to each such Class, that may be redistributed in accordance with Section 6.5(a) of the Plan if there is a Settlement Acceptance.

1.102 Plan Adjustment Percentage means the percentage applicable to a Class of a Participating Debtor as set forth on Schedule 1 hereto.

1.103 Plan Supplement means the document containing the forms of documents specified in Section 15.5 of the Plan.

1.104 Plan Trust means the trust established under New York law to hold the Plan Trust Stock on and after the Effective Date.

1.105 Plan Trust Agreement means the agreement creating and setting forth the terms and conditions that shall govern the Plan Trust.

1.106 Plan Trust Stock means one new share of LBHI common stock to be issued to the Plan Trust upon cancellation of the LBHI Stock in accordance with Section 4.17(b) of the Plan.

1.107 Plan Trustee means any of the persons acting as trustee of the Plan Trust pursuant to Section 7.4 of the Plan.

1.108 Preferred Somerset means LB Preferred Somerset LLC.

1.109 Primary Claim means a Claim against a Primary Obligor for which a corresponding Guarantee Claim has been asserted.

1.110 Primary Obligor means an entity other than LBHI that is purportedly obligated or liable on a Claim with respect to which a Guarantee Claim has been asserted.

1.111 Priority Non-Tax Claim means any Claim, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in payment under section 507(a) of the Bankruptcy Code.

1.112 Priority Tax Claim means any Claim of a Governmental Unit of the kind entitled to priority in payment as specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

1.113 Property of the Estate means all property of a Debtor pursuant to section 541 of the Bankruptcy Code.

1.114 Pro Rata Share means with respect to an Allowed Claim or Equity Interest (a) within the same Class, the proportion that an Allowed Claim or Equity Interest bears to the sum of all Allowed Claims and Disputed Claims or Allowed Equity Interests and Disputed Equity Interests within such Class, or (b) among all Classes, the proportion that a Class of Allowed Claims bears to the sum of all Allowed Claims and Disputed Claims; provided, however, that Administrative Expense Claims, Priority Tax Claims, Priority Non-Tax Claims and Secured Claims shall not be considered for purposes of “Pro Rata Share”; provided, further, however, that only the following Classes of Claims shall be considered in the determination of “Pro Rata Share” with respect to the following Distributions:

(i) Available Cash in the case of LBHI: Senior Unsecured Claims, Senior Intercompany Claims, Senior Affiliate Guarantee Claims, Senior Third-Party Guarantee Claims, Senior Third-Party LBT/LBSN Guarantee Claims, Derivative Claims, General Unsecured Claims, Intercompany Claims, Affiliate Guarantee Claims, Derivative Guarantee Claims and Subordinated Claims.

(ii) Available Cash in the case of a Subsidiary Debtor: General Unsecured Claims, Intercompany Claims and Derivative Claims.

(iii) Plan Adjustment: if there is a Settlement Acceptance, Senior Unsecured Claims against LBHI, Derivative Claims against LBHI and General Unsecured Claims against LBHI.

(iv) Subordinated Class 10A Distribution: Senior Unsecured Claims and Senior Intercompany Claims.

(v) Subordinated Class 10B Distribution: Senior Unsecured Claims, Senior Intercompany Claims, Senior Affiliate Guarantee Claims, Senior Third-Party Guarantee Claims and Senior Third-Party LBT/LBSN Guarantee Claims.

(vi) Subordinated Class 10C Distribution: Senior Unsecured Claims, Senior Intercompany Claims, Senior Affiliate Guarantee Claims, Senior Third-Party Guarantee Claims, Senior Third-Party LBT/LBSN Guarantee Claims, Subordinated Class 10A Claims and Subordinated Class 10B Claims.

1.115 Released Parties means, collectively, the Debtors, the Independent Directors, the Plan Administrator, the Creditors’ Committee, each current and former member of the Creditors’ Committee and, with respect to each of the foregoing, their respective officers, directors, managers, members, accountants, financial advisors, investment bankers, agents, restructuring advisors, attorneys, representatives or other professionals serving during the pendency of the Chapter 11 Cases (solely in their capacity as officers, directors, managers, members, accountants, financial advisors, investment bankers, agents, restructuring advisors, attorneys, representatives or other professionals serving during the pendency of the Chapter 11 Cases).

1.116 SASCO means Structured Asset Securities Corporation.

1.117 Schedules means the schedules of assets and liabilities, schedules of current income and current expenditures and the statements of financial affairs filed by the Debtors as required by section 521 of the Bankruptcy Code and Bankruptcy Rule 1007, including any supplements or amendments thereto through the Confirmation Date.

1.118 Secured Claim means any Claim (a) to the extent reflected in the Schedules or upon a proof of Claim as a Secured Claim, which is secured by a Lien on Collateral to the extent of the value of such Collateral, as determined in accordance with section 506(a) of the Bankruptcy Code or (b) that is subject to a valid right of setoff pursuant to section 553 of the Bankruptcy Code.

1.119 Section 510(b) Claim means any Claim against LBHI that is subject to section 510(b) of the Bankruptcy Code.

1.120 Senior Affiliate Guarantee Claim means any Guarantee Claim asserted by an Affiliate of LBHI that is entitled to a contractual right of priority in payment to Subordinated Class 10B Claims and Subordinated Class 10C Claims, but not Subordinated Class 10A Claims (excluding an “Other Financial Obligation” as defined in the Class 10B Subordinated Notes or Class 10C Subordinated Notes), other than any Claim of LBT or LBSN.

1.121 Senior Intercompany Claim means any Claim asserted by an Affiliate of LBHI that is entitled to a contractual right of priority in payment to all Subordinated Claims (excluding an “Other Financial Obligation” as defined in the Class 10B Subordinated Notes or Class 10C Subordinated Notes), other than a Senior Affiliate Guarantee Claim or any Claim of LBT or LBSN.

1.122 Senior Notes means, collectively, the various notes issued by LBHI as to which Wilmington Trust Co. serves as indenture trustee.

1.123 Senior Third-Party Guarantee Claim means any Guarantee Claim asserted by a third-party that is not an Affiliate of LBHI that is entitled to a contractual right of priority in payment to Subordinated Class 10B Claims and Subordinated Class 10C Claims, but not Subordinated Class 10A Claims (excluding an “Other Financial Obligation” as defined in the Class 10B Subordinated Notes or Class 10C Subordinated Notes), other than a Senior Third-Party LBT/LBSN Guarantee Claim.

1.124 Senior Third-Party LBT/LBSN Guarantee Claim means any Guarantee Claim asserted by a third-party that is not an Affiliate of LBHI on account of an underlying obligation or liability of LBT or LBSN that is entitled to a contractual right of priority in payment to Subordinated Class 10B Claims and Subordinated Class 10C Claims, but not Subordinated Class 10A Claims (excluding an “Other Financial Obligation” as defined in the Class 10B Subordinated Notes or Class 10C Subordinated Notes).

1.125 Senior Unsecured Claim means any Claim against LBHI that is entitled to a contractual right of priority in payment to all Subordinated Claims (excluding an “Other Financial Obligation” as defined in the Class 10B Subordinated Notes or Class 10C Subordinated Notes), other than a Senior Intercompany Claim, Senior Affiliate Guarantee Claim, Senior Third-Party Guarantee Claim, Senior Third-Party LBT/LBSN Guarantee Claim and any Claim of LBT or LBSN.

1.126 Settlement Acceptance means each of LBHI Class 3, LBHI Class 6 and LBHI Class 7 vote to accept the Plan by the requisite majorities pursuant to section 1126(c) of the Bankruptcy Code.

1.127 Somerset means LB Somerset LLC.

1.128 Stock Trading Restrictions Order means the Order Pursuant to Sections 105(a) and 362 of the Bankruptcy Code Approving Restrictions on Certain Transfers of Interests in the Debtors’ Estates and Establishing Notification Procedures Relating Thereto [Docket No. 1386], as the same may be amended from time to time.

1.129 Subordinated Class 10A Distribution means the total Distribution that would have been made to holders of Allowed Subordinated Class 10A Claims but for the reallocation of such Distribution pursuant to Section 6.4 of the Plan.

1.130 Subordinated Class 10B Distribution means the total Distribution that would have been made to holders of Allowed Subordinated Class 10B Claims but for the reallocation of such Distribution pursuant to Section 6.4 of the Plan.

1.131 Subordinated Class 10C Distribution means the total Distribution that would have been made to holders of Allowed Subordinated Class 10C Claims but for the reallocation of such Distribution pursuant to Section 6.4 of the Plan.

1.132 Subordinated Claim means any Subordinated Class 10A Claim, Subordinated Class 10B Claim or Subordinated Class 10C Claim.

1.133 Subordinated Class 10A Claim means any Claim against LBHI arising under the Class 10A Subordinated Notes.

1.134 Subordinated Class 10B Claim means any Claim against LBHI arising under the Class 10B Subordinated Notes.

1.135 Subordinated Class 10C Claim means any Claim against LBHI arising under the Class 10C Subordinated Notes.

1.136 Subordinated Notes means, collectively, the Class 10A Subordinated Notes, Class 10B Subordinated Notes and Class 10C Subordinated Notes.

1.137 Subsidiary Debtor means each of the Debtors other than LBHI.

1.138 Voting Deadline means the date fixed by an order of the Bankruptcy Court as the last day upon which holders of Claims may vote to accept or reject the Plan.

Rules of Construction. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include both the singular and the plural and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and neuter. Unless otherwise specified, all section, article, schedule, or exhibit references in the Plan are to the respective Section in, Article of, Schedule to, or Exhibit to, the Plan. The words “herein,” “hereof,” “hereto,” “hereunder,” and other words of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained in the Plan. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of the Plan. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions of the Plan.

ARTICLE II

Treatment of Administrative

Expense Claims and Priority Tax Claims

2.1 Administrative Expense Claims. Except to the extent that a holder of an Allowed Administrative Expense Claim has been paid by a Debtor prior to the Effective Date or agrees to less favorable treatment, each holder of an Allowed Administrative Expense Claim shall receive Cash from the Debtor obligated for the payment of such Allowed Administrative Expense Claim in an amount equal to the Allowed amount of such Administrative Expense Claim on the later of the Effective Date and the date such Administrative Expense Claim becomes an Allowed Administrative Expense Claim, or as soon thereafter as is practicable; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by a Debtor or other obligations incurred by such Debtor shall be paid in full and performed by such Debtor in the ordinary course of business in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to such transactions.

2.2 Professional Compensation and Reimbursement Claims. Other than a professional retained by the Debtors pursuant to the Ordinary Course Professional Order, any entity seeking an award of the Bankruptcy Court of compensation for services rendered and/or reimbursement of expenses incurred on behalf of the Debtors and the Creditors’ Committee through and including the Effective Date under section 105(a), 363(b), 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code shall (a) file its final application for allowance of such compensation and/or reimbursement by no later than the date that is 120 days after the Effective Date or such other date as may be fixed by the Bankruptcy Court, and (b) be paid by or on behalf of the Debtor in full and in Cash in the amounts Allowed upon (i) the date the order granting such award becomes a Final Order, or as soon thereafter as practicable, or (ii) such other terms as may be mutually agreed upon by the claimant and the Debtor obligated for the payment of such Allowed Claim. The Debtors are authorized to pay compensation for professional services rendered and reimburse expenses incurred on behalf of the Debtors and the Creditors’ Committee after the Effective Date in the ordinary course and without Bankruptcy Court approval.

2.3 Priority Tax Claims. Except to the extent that a holder of an Allowed Priority Tax Claim has been paid prior to the Effective Date or agrees to less favorable treatment, each holder of an Allowed Priority Tax Claim shall receive from one or more of the Debtors obligated for the payment of such Allowed Priority Tax Claim, and at the sole option of such Debtor(s), (i) Cash in an amount equal to the Allowed amount of such Priority Tax Claim on the later of the Effective Date and the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon thereafter as is practicable, or (ii) equal Cash payments to be made initially on the Effective Date or as soon thereafter as practicable and semi-annually thereafter in an aggregate amount equal to such Allowed Priority Tax Claim, together with interest at a fixed annual rate determined under applicable non-bankruptcy law, over a period from the Effective Date through the fifth (5th) anniversary after the Commencement Date; provided, however, that such election shall be without prejudice to the Debtor’s right to prepay such Allowed Priority Tax Claim in full or in part without penalty.

ARTICLE III

Classification Of Claims And Equity Interests

Claims against the Debtors, other than Administrative Expense Claims and Priority Tax Claims, and Equity Interests are classified for all purposes (unless otherwise specified), including voting and Distribution pursuant to the Plan, as follows:

3.1 LBHI

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	Senior Unsecured Claims	Impaired	Yes

4A	Senior Intercompany Claims	Impaired	Yes

4B	Senior Affiliate Guarantee Claims	Impaired	Yes

5A	Senior Third-Party Guarantee Claims	Impaired	Yes

5B	Senior Third-Party LBT/LBSN Guarantee Claims	Impaired	Yes

6	Derivative Claims	Impaired	Yes

7	General Unsecured Claims	Impaired	Yes

8A	Intercompany Claims	Impaired	Yes

8B	Affiliate Guarantee Claims	Impaired	Yes

9	Derivative Guarantee Claims	Impaired	Yes

10A	Subordinated Class 10A Claims	Impaired	No (deemed to reject)

10B	Subordinated Class 10B Claims	Impaired	No (deemed to reject)

10C	Subordinated Class 10C Claims	Impaired	No (deemed to reject)

11	Section 510(b) Claims	Impaired	No (deemed to reject)

12	Equity Interests	Impaired	No (deemed to reject)

3.2 LCPI

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	Derivative Claims	Impaired	Yes

4	General Unsecured Claims	Impaired	Yes

5A	Intercompany Claims of LBHI	Impaired	Yes

5B	Intercompany Claims of Participating Subsidiary Debtors	Impaired	Yes

Class	Designation	Impairment	Entitlement to Vote

5C	Intercompany Claims of Affiliates other than Participating Debtors	Impaired	Yes

6	Equity Interests	Impaired	No (deemed to reject)

3.3 LBCS

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	Derivative Claims	Impaired	Yes

4	General Unsecured Claims	Impaired	Yes

5A	Intercompany Claims of LBHI	Impaired	Yes

5B	Intercompany Claims of Participating Subsidiary Debtors	Impaired	Yes

5C	Intercompany Claims of Affiliates other than Participating Debtors	Impaired	Yes

6	Equity Interests	Impaired	No (deemed to reject)

3.4 LBSF

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	Derivative Claims	Impaired	Yes

4	General Unsecured Claims	Impaired	Yes

5A	Intercompany Claims of LBHI	Impaired	Yes

5B	Intercompany Claims of Participating Subsidiary Debtors	Impaired	Yes

5C	Intercompany Claims of Affiliates other than Participating Debtors	Impaired	Yes

6	Equity Interests	Impaired	No (deemed to reject)

3.5 LOTC

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	Derivative Claims	Impaired	Yes

4	General Unsecured Claims	Impaired	Yes

5A	Intercompany Claims of LBHI	Impaired	Yes

5B	Intercompany Claims of Participating Subsidiary Debtors	Impaired	Yes

Class	Designation	Impairment	Entitlement to Vote

5C	Intercompany Claims of Affiliates other than Participating Debtors	Impaired	Yes

6	Equity Interests	Impaired	No (deemed to reject)

3.6 LBCC

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	Derivative Claims	Impaired	Yes

4	General Unsecured Claims	Impaired	Yes

5A	Intercompany Claims of LBHI	Impaired	Yes

5B	Intercompany Claims of Participating Subsidiary Debtors	Impaired	Yes

5C	Intercompany Claims of Affiliates other than Participating Debtors	Impaired	Yes

6	Equity Interests	Impaired	No (deemed to reject)

3.7 LBDP

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	Derivative Claims	Impaired	Yes

4	General Unsecured Claims	Impaired	Yes

5A	Intercompany Claims of LBHI	Impaired	Yes

5B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

6	Equity Interests	Impaired	No (deemed to reject)

3.8 LBFP

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	Derivative Claims	Impaired	Yes

4	General Unsecured Claims	Impaired	Yes

5A	Intercompany Claims of LBHI	Impaired	Yes

5B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

6	Equity Interests	Impaired	No (deemed to reject)

3.9 LB 745

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

3.10 PAMI Statler

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

3.11 CES

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

3.12 CES V

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

3.13 CES IX

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

3.14 East Dover

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

3.15 LS Finance

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

3.16 LUXCO

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

Class	Designation	Impairment	Entitlement to Vote
5	Equity Interests	Impaired	No (deemed to reject)

3.17 BNC

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

3.18 LB Rose Ranch

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

3.19 SASCO

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

3.20 LB 2080

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

Class	Designation	Impairment	Entitlement to Vote

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

3.21 Merit

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

3.22 Preferred Somerset

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

3.23 Somerset

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims	Impaired	Yes

2	Secured Claims	Impaired	Yes

3	General Unsecured Claims	Impaired	Yes

4A	Intercompany Claims of LBHI	Impaired	Yes

4B	Intercompany Claims of Affiliates other than LBHI	Impaired	Yes

5	Equity Interests	Impaired	No (deemed to reject)

ARTICLE IV

Treatment of Claims Against and Equity Interests in LBHI

4.1 LBHI Class 1 – Priority Non-Tax Claims against LBHI.

(a) Impairment and Voting. LBHI Class 1 is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LBHI Class 1 agrees to less favorable treatment or has been paid by or on behalf of LBHI on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in LBHI Class 1 shall be paid by LBHI in Cash in full.

4.2 LBHI Class 2 – Secured Claims against LBHI.

(a) Impairment and Voting. LBHI Class 2 is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LBHI Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in LBHI Class 2 shall be satisfied by, at the option of LBHI: (i) payment in Cash by LBHI in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in LBHI Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

4.3 LBHI Class 3 – Senior Unsecured Claims against LBHI.

(a) Impairment and Voting. LBHI Class 3 is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LBHI Class 3 shall receive its Pro Rata Share of (i) Available Cash from LBHI, (ii) Subordinated Class 10A Distribution, (iii) Subordinated Class 10B Distribution, (iv) Subordinated Class 10C Distribution and (v) if there is a Settlement Acceptance, the Plan Adjustment.

4.4 LBHI Class 4A – Senior Intercompany Claims against LBHI.

(a) Impairment and Voting. LBHI Class 4A is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 4A is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LBHI Class 4A shall receive its Pro Rata Share of (i) Available Cash from LBHI, (ii) Subordinated Class 10A Distribution, (iii) Subordinated Class 10B Distribution and (iv) Subordinated Class 10C Distribution.

4.5 LBHI Class 4B – Senior Affiliate Guarantee Claims against LBHI.

(a) Impairment and Voting. LBHI Class 4B is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LBHI Class 4B shall receive its Pro Rata Share of (i) Available Cash from LBHI, (ii) Subordinated Class 10B Distribution and (iii) Subordinated Class 10C Distribution.

4.6 LBHI Class 5A – Senior Third-Party Guarantee Claims against LBHI.

(a) Impairment and Voting. LBHI Class 5A is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 5A is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LBHI Class 5A shall receive its Pro Rata Share of (i) Available Cash from LBHI, (ii) Subordinated Class 10B Distribution and (iii) Subordinated Class 10C Distribution; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

4.7 LBHI Class 5B – Senior Third-Party LBT/LBSN Guarantee Claims against LBHI.

(a) Impairment and Voting. LBHI Class 5B is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 5B is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LBHI Class 5B shall receive its Pro Rata Share of (i) Available Cash from LBHI, (ii) Subordinated Class 10B Distribution and (iii) Subordinated Class 10C Distribution; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

4.8 LBHI Class 6 – Derivative Claims against LBHI.

(a) Impairment and Voting. LBHI Class 6 is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 6 is entitled to vote to accept or reject the Plan in an amount determined in accordance with the Derivative Claims Framework pursuant to Section 6.6 of the Plan.

(b) Distributions. Subject to the Derivative Claims Framework and Section 6.6 of the Plan, each holder of an Allowed Claim in LBHI Class 6 shall receive its Pro Rata

Share of (i) Available Cash from LBHI and (ii) if there is a Settlement Acceptance, the Plan Adjustment.

4.9 LBHI Class 7 – General Unsecured Claims against LBHI.

(a) Impairment and Voting. LBHI Class 7 is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 7 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LBHI Class 7 shall receive its Pro Rata Share of (i) Available Cash from LBHI and (ii) if there is a Settlement Acceptance, the Plan Adjustment.

4.10 LBHI Class 8A – Intercompany Claims against LBHI.

(a) Impairment and Voting. LBHI Class 8A is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 8A is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LBHI Class 8A shall receive its Pro Rata Share of Available Cash from LBHI.

4.11 LBHI Class 8B – Affiliate Guarantee Claims against LBHI.

(a) Impairment and Voting. LBHI Class 8B is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 8B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LBHI Class 8B shall receive its Pro Rata Share of Available Cash from LBHI.

4.12 LBHI Class 9 – Derivative Guarantee Claims against LBHI.

(a) Impairment and Voting. LBHI Class 9 is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 9 is entitled to vote to accept or reject the Plan in an amount determined in accordance with the Derivative Claims Framework pursuant to Section 6.6 of the Plan.

(b) Distributions. Subject to the Derivative Claims Framework and Section 6.6 of the Plan, each holder of an Allowed Claim in LBHI Class 9 shall receive its Pro Rata Share of Available Cash from LBHI; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

4.13 LBHI Class 10A – Subordinated Class 10A Claims against LBHI.

(a) Impairment and Voting. LBHI Class 10A is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 10A is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Holders of Allowed Claims in LBHI Class 10A shall not receive any Distributions on account of such Claims unless and until all holders of Allowed Claims in LBHI Class 3 and LBHI Class 4A are satisfied in full, in which case each holder of an Allowed Claim in LBHI Class 10A shall receive its Pro Rata Share of (i) Available Cash from LBHI and (ii) Subordinated Class 10C Distribution.

4.14 LBHI Class 10B – Subordinated Class 10B Claims against LBHI.

(a) Impairment and Voting. LBHI Class 10B is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 10B is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Holders of Allowed Claims in LBHI Class 10B shall not receive any Distributions on account of such Claims unless and until all holders of Allowed Claims in LBHI Class 3, LBHI Class 4A, LBHI Class 4B, LBHI Class 5A and LBHI Class 5B are satisfied in full, in which case each holder of an Allowed Claim in LBHI Class 10B shall receive its Pro Rata Share of (i) Available Cash from LBHI and (ii) Subordinated Class 10C Distribution.

4.15 LBHI Class 10C – Subordinated Class 10C Claims against LBHI.

(a) Impairment and Voting. LBHI Class 10C is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 10C is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Holders of Allowed Claims in LBHI Class 10C shall not receive any Distributions on account of such Claims unless and until all holders of Allowed Claims in LBHI Class 3, LBHI Class 4A, LBHI Class 4B, LBHI Class 5A, LBHI Class 5B, LBHI Class 10A and LBHI Class 10B are satisfied in full, in which case each holder of an Allowed Claim in LBHI Class 10C shall receive its Pro Rata Share of Available Cash from LBHI.

4.16 LBHI Class 11 – Section 510(b) Claims against LBHI.

(a) Impairment and Voting. LBHI Class 11 is impaired by the Plan. Each holder of an Allowed Claim in LBHI Class 11 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Holders of Allowed Claims in LBHI Class 11 shall not receive any Distributions on account of such Claims unless and until all holders of Allowed Claims against LBHI other than Claims in LBHI Class 11 are satisfied in full, in which case each holder of an Allowed Claim in LBHI Class 11 shall receive its Pro Rata Share of Available Cash from LBHI.

4.17 LBHI Class 12 – Equity Interests in LBHI.

(a) Impairment and Voting. LBHI Class 12 is impaired by the Plan. Each holder of an Equity Interest in LBHI Class 12 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Stock Exchange. On the Effective Date, all LBHI Stock shall be cancelled and the Plan Trust Stock shall be issued to the Plan Trust which will hold such share for the benefit of the holders of such former LBHI Stock consistent with their former relative priority and economic entitlements; provided, however, that the Plan Trust may not exercise any voting rights appurtenant thereto in conflict with Article VII of the Plan. On or promptly after the Effective Date, the Plan Administrator shall file with the Securities and Exchange Commission a Form 15 for the purpose of terminating the registration of any of LBHI’s publicly traded securities.

(c) Distributions. Each holder of an Equity Interest in LBHI (through their interest in the new share of LBHI common stock or otherwise) shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of LBHI on account of such Equity Interests; provided, however, that in the event that all Allowed Claims in LBHI Classes 1 through 11 have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LBHI may receive its share of any remaining assets of LBHI consistent with such holder’s rights of payment existing immediately prior to the Commencement Date. Unless otherwise determined by the Plan Administrator, on the date that LBHI’s Chapter 11 Case is closed in accordance with Section 6.7 of the Plan, the Plan Trust Stock issued pursuant to subsection (b) above shall be deemed cancelled and of no further force and effect provided that such cancellation does not adversely impact the Debtors’ estates.

(d) Non-Transferable. The continuing rights of holders of Equity Interests (including through their interest in the Plan Trust Stock or otherwise) shall be nontransferable except by operation of law.

ARTICLE V

Treatment of Claims Against and Equity Interests in Subsidiary Debtors

5.1 LCPI Class 1 – Priority Non-Tax Claims against LCPI.

(a) Impairment and Voting. LCPI Class 1 is impaired by the Plan. Each holder of an Allowed Claim in LCPI Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LCPI Class 1 agrees to less favorable treatment or has been paid by or on behalf of LCPI on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in LCPI Class 1 shall be paid by LCPI in Cash in full.

5.2 LCPI Class 2 – Secured Claims against LCPI.

(a) Impairment and Voting. LCPI Class 2 is impaired by the Plan. Each holder of an Allowed Claim in LCPI Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LCPI Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in LCPI Class 2 shall be satisfied by, at the option of LCPI: (i) payment in Cash by LCPI in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in LCPI Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.3 LCPI Class 3 – Derivative Claims against LCPI.

(a) Impairment and Voting. LCPI Class 3 is impaired by the Plan. Each holder of an Allowed Claim in LCPI Class 3 is entitled to vote to accept or reject the Plan in an amount determined in accordance with the Derivative Claims Framework pursuant to Section 6.6 of the Plan.

(b) Distributions. Subject to the Derivative Claims Framework and Section 6.6 of the Plan, each holder of an Allowed Claim in LCPI Class 3 shall receive its Pro Rata Share of Available Cash from LCPI; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.4 LCPI Class 4 – General Unsecured Claims against LCPI.

(a) Impairment and Voting. LCPI Class 4 is impaired by the Plan. Each holder of an Allowed Claim in LCPI Class 4 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LCPI Class 4 shall receive its Pro Rata Share of Available Cash from LCPI; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.5 LCPI Class 5A – Intercompany Claims of LBHI against LCPI.

(a) Impairment and Voting. LCPI Class 5A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from LCPI.

5.6 LCPI Class 5B – Intercompany Claims of Participating Subsidiary Debtors against LCPI.

(a) Impairment and Voting. LCPI Class 5B is impaired by the Plan. Each holder of an Allowed Claim in LCPI Class 5B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LCPI Class 5B shall receive its Pro Rata Share of Available Cash from LCPI; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.7 LCPI Class 5C – Intercompany Claims of Affiliates other than Participating Debtors against LCPI.

(a) Impairment and Voting. LCPI Class 5C is impaired by the Plan. Each holder of an Allowed Claim in LCPI Class 5C is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LCPI Class 5C shall receive its Pro Rata Share of Available Cash from LCPI; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.8 LCPI Class 6 – Equity Interests in LCPI.

(a) Impairment and Voting. LCPI Class 6 is impaired by the Plan. Each holder of an Equity Interest in LCPI Class 6 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in LCPI shall be cancelled if and when LCPI is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LCPI shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of LCPI on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LCPI have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LCPI may receive its Pro Rata Share of any remaining assets in LCPI.

5.9 LBCS Class 1 – Priority Non-Tax Claims against LBCS.

(a) Impairment and Voting. LBCS Class 1 is impaired by the Plan. Each holder of an Allowed Claim in LBCS Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LBCS Class 1 agrees to less favorable treatment or has been paid by or on behalf of LBCS on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in LBCS Class 1 shall be paid by LBCS in Cash in full.

5.10 LBCS Class 2 – Secured Claims against LBCS.

(a) Impairment and Voting. LBCS Class 2 is impaired by the Plan. Each holder of an Allowed Claim in LBCS Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LBCS Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in LBCS Class 2 shall be satisfied by, at the option of LBCS: (i) payment in Cash by LBCS in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in LBCS Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.11 LBCS Class 3 – Derivative Claims against LBCS.

(a) Impairment and Voting. LBCS Class 3 is impaired by the Plan. Each holder of an Allowed Claim in LBCS Class 3 is entitled to vote to accept or reject the Plan in an amount determined in accordance with the Derivative Claims Framework pursuant to Section 6.6 of the Plan.

(b) Distributions. Subject to the Derivative Claims Framework and Section 6.6 of the Plan, each holder of an Allowed Claim in LBCS Class 3 shall receive its Pro Rata Share of Available Cash from LBCS; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.12 LBCS Class 4 – General Unsecured Claims against LBCS.

(a) Impairment and Voting. LBCS Class 4 is impaired by the Plan. Each holder of an Allowed Claim in LBCS Class 4 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LBCS Class 4 shall receive its Pro Rata Share of Available Cash from LBCS; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.13 LBCS Class 5A – Intercompany Claims of LBHI against LBCS.

(a) Impairment and Voting. LBCS Class 5A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from LBCS.

5.14 LBCS Class 5B – Intercompany Claims of Participating Subsidiary Debtors against LBCS.

(a) Impairment and Voting. LBCS Class 5B is impaired by the Plan. Each holder of an Allowed Claim in LBCS Class 5B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LBCS Class 5B shall receive its Pro Rata Share of Available Cash from LBCS; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.15 LBCS Class 5C – Intercompany Claims of Affiliates other than Participating Debtors against LBCS.

(a) Impairment and Voting. LBCS Class 5C is impaired by the Plan. Each holder of an Allowed Claim in LBCS Class 5C is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LBCS Class 5C shall receive its Pro Rata Share of Available Cash from LBCS; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.16 LBCS Class 6 – Equity Interests in LBCS.

(a) Impairment and Voting. LBCS Class 6 is impaired by the Plan. Each holder of an Equity Interest in LBCS Class 6 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in LBCS shall be cancelled if and when LBCS is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LBCS shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of LBCS on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LBCS have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LBCS may receive its Pro Rata Share of any remaining assets in LBCS.

5.17 LBSF Class 1 – Priority Non-Tax Claims against LBSF.

(a) Impairment and Voting. LBSF Class 1 is impaired by the Plan. Each holder of an Allowed Claim in LBSF Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LBSF Class 1 agrees to less favorable treatment or has been paid by or on behalf of LBSF on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in LBSF Class 1 shall be paid by LBSF in Cash in full.

5.18 LBSF Class 2 – Secured Claims against LBSF.

(a) Impairment and Voting. LBSF Class 2 is impaired by the Plan. Each holder of an Allowed Claim in LBSF Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LBSF Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in LBSF Class 2 shall be satisfied by, at the option of LBSF: (i) payment in Cash by LBSF in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in LBSF Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.19 LBSF Class 3 – Derivative Claims against LBSF.

(a) Impairment and Voting. LBSF Class 3 is impaired by the Plan. Each holder of an Allowed Claim in LBSF Class 3 is entitled to vote to accept or reject the Plan in an amount determined in accordance with the Derivative Claims Framework pursuant to Section 6.6 of the Plan.

(b) Distributions. Subject to the Derivative Claims Framework and Section 6.6 of the Plan, each holder of an Allowed Claim in LBSF Class 3 shall receive its Pro Rata Share of Available Cash from LBSF; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.20 LBSF Class 4 – General Unsecured Claims against LBSF.

(a) Impairment and Voting. LBSF Class 4 is impaired by the Plan. Each holder of an Allowed Claim in LBSF Class 4 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LBSF Class 4 shall receive its Pro Rata Share of Available Cash from LBSF; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.21 LBSF Class 5A – Intercompany Claims of LBHI against LBSF.

(a) Impairment and Voting. LBSF Class 5A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from LBSF.

5.22 LBSF Class 5B – Intercompany Claims of Participating Subsidiary Debtors against LBSF.

(a) Impairment and Voting. LBSF Class 5B is impaired by the Plan. Each holder of an Allowed Claim in LBSF Class 5B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LBSF Class 5B shall receive its Pro Rata Share of Available Cash from LBSF; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.23 LBSF Class 5C – Intercompany Claims of Affiliates other than Participating Debtors against LBSF.

(a) Impairment and Voting. LBSF Class 5C is impaired by the Plan. Each holder of an Allowed Claim in LBSF Class 5C is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LBSF Class 5C shall receive its Pro Rata Share of Available Cash from LBSF; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distributions shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.24 LBSF Class 6 – Equity Interests in LBSF.

(a) Impairment and Voting. LBSF Class 6 is impaired by the Plan. Each holder of an Equity Interest in LBSF Class 6 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in LBSF shall be cancelled if and when LBSF is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LBSF shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of LBSF on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LBSF have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LBSF may receive its Pro Rata Share of any remaining assets in LBSF.

5.25 LOTC Class 1 – Priority Non-Tax Claims against LOTC.

(a) Impairment and Voting. LOTC Class 1 is impaired by the Plan. Each holder of an Allowed Claim in LOTC Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LOTC Class 1 agrees to less favorable treatment or has been paid by or on behalf of LOTC on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in LOTC Class 1 shall be paid by LOTC in Cash in full.

5.26 LOTC Class 2 – Secured Claims against LOTC.

(a) Impairment and Voting. LOTC Class 2 is impaired by the Plan. Each holder of an Allowed Claim in LOTC Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LOTC Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in LOTC Class 2 shall be satisfied by, at the option of LOTC: (i) payment in Cash by LOTC in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in LOTC Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.27 LOTC Class 3 – Derivative Claims against LOTC.

(a) Impairment and Voting. LOTC Class 3 is impaired by the Plan. Each holder of an Allowed Claim in LOTC Class 3 is entitled to vote to accept or reject the Plan in an amount determined in accordance with the Derivative Claims Framework pursuant to Section 6.6 of the Plan.

(b) Distributions. Subject to the Derivative Claims Framework and Section 6.6 of the Plan, each holder of an Allowed Claim in LOTC Class 3 shall receive its Pro Rata Share of Available Cash from LOTC; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.28 LOTC Class 4 – General Unsecured Claims against LOTC.

(a) Impairment and Voting. LOTC Class 4 is impaired by the Plan. Each holder of an Allowed Claim in LOTC Class 4 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LOTC Class 4 shall receive its Pro Rata Share of Available Cash from LOTC; provided, however, that if there is a

Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.29 LOTC Class 5A – Intercompany Claims of LBHI against LOTC.

(a) Impairment and Voting. LOTC Class 5A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from LOTC.

5.30 LOTC Class 5B – Intercompany Claims of Participating Subsidiary Debtors against LOTC.

(a) Impairment and Voting. LOTC Class 5B is impaired by the Plan. Each holder of an Allowed Claim in LOTC Class 5B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LOTC Class 5B shall receive its Pro Rata Share of Available Cash from LOTC; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.31 LOTC Class 5C – Intercompany Claims of Affiliates other than Participating Debtors against LOTC.

(a) Impairment and Voting. LOTC Class 5C is impaired by the Plan. Each holder of an Allowed Claim in LOTC Class 5C is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LOTC Class 5C shall receive its Pro Rata Share of Available Cash from LOTC; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.32 LOTC Class 6 – Equity Interests in LOTC.

(a) Impairment and Voting. LOTC Class 6 is impaired by the Plan. Each holder of an Equity Interest in LOTC Class 6 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in LOTC shall be cancelled if and when LOTC is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LOTC shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of LOTC on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LOTC have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LOTC may receive its Pro Rata Share of any remaining assets in LOTC.

5.33 LBCC Class 1 – Priority Non-Tax Claims against LBCC.

(a) Impairment and Voting. LBCC Class 1 is impaired by the Plan. Each holder of an Allowed Claim in LBCC Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LBCC Class 1 agrees to less favorable treatment or has been paid by or on behalf of LBCC on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in LBCC Class 1 shall be paid by LBCC in Cash in full.

5.34 LBCC Class 2 – Secured Claims against LBCC.

(a) Impairment and Voting. LBCC Class 2 is impaired by the Plan. Each holder of an Allowed Claim in LBCC Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LBCC Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in LBCC Class 2 shall be satisfied by, at the option of LBCC: (i) payment in Cash by LBCC in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in LBCC Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.35 LBCC Class 3 – Derivative Claims against LBCC.

(a) Impairment and Voting. LBCC Class 3 is impaired by the Plan. Each holder of an Allowed Claim in LBCC Class 3 is entitled to vote to accept or reject the Plan in an amount determined in accordance with the Derivative Claims Framework pursuant to Section 6.6 of the Plan.

(b) Distributions. Subject to the Derivative Claims Framework and Section 6.6 of the Plan, each holder of an Allowed Claim in LBCC Class 3 shall receive its Pro Rata Share of Available Cash from LBCC; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distributions shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.36 LBCC Class 4 – General Unsecured Claims against LBCC.

(a) Impairment and Voting. LBCC Class 4 is impaired by the Plan. Each holder of an Allowed Claim in LBCC Class 4 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LBCC Class 4 shall receive its Pro Rata Share of Available Cash from LBCC; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.37 LBCC Class 5A – Intercompany Claims of LBHI against LBCC.

(a) Impairment and Voting. LBCC Class 5A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from LBCC.

5.38 LBCC Class 5B – Intercompany Claims of Participating Subsidiary Debtors against LBCC.

(a) Impairment and Voting. LBCC Class 5B is impaired by the Plan. Each holder of an Allowed Claim in LBCC Class 5B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LBCC Class 5B shall receive its Pro Rata Share of Available Cash from LBCC; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.39 LBCC Class 5C – Intercompany Claims of Affiliates other than Participating Debtors against LBCC.

(a) Impairment and Voting. LBCC Class 5C is impaired by the Plan. Each holder of an Allowed Claim in LBCC Class 5C is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LBCC Class 5C shall receive its Pro Rata Share of Available Cash from LBCC; provided, however, that if there is a Settlement Acceptance, the applicable Plan Adjustment Percentage of such Distribution shall be automatically redistributed pursuant to Section 6.5(a) of the Plan.

5.40 LBCC Class 6 – Equity Interests in LBCC.

(a) Impairment and Voting. LBCC Class 6 is impaired by the Plan. Each holder of an Equity Interest in LBCC Class 6 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in LBCC shall be cancelled if and when LBCC is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LBCC shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of LBCC on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LBCC have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LBCC may receive its Pro Rata Share of any remaining assets in LBCC.

5.41 LBDP Class 1 – Priority Non-Tax Claims against LBDP.

(a) Impairment and Voting. LBDP Class 1 is impaired by the Plan. Each holder of an Allowed Claim in LBDP Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LBDP Class 1 agrees to less favorable treatment or has been paid by or on behalf of LBDP on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in LBDP Class 1 shall be paid by LBDP in Cash in full.

5.42 LBDP Class 2 – Secured Claims against LBDP.

(a) Impairment and Voting. LBDP Class 2 is impaired by the Plan. Each holder of an Allowed Claim in LBDP Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LBDP Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in LBDP Class 2 shall be satisfied by, at the option of LBDP: (i) payment in Cash by LBDP in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in LBDP Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.43 LBDP Class 3 – Derivative Claims against LBDP.

(a) Impairment and Voting. LBDP Class 3 is impaired by the Plan. Each holder of an Allowed Claim in LBDP Class 3 is entitled to vote to accept or reject the Plan in an amount determined in accordance with the Derivative Claims Framework pursuant to Section 6.6 of the Plan.

(b) Distributions. Subject to the Derivative Claims Framework and Section 6.6 of the Plan, each holder of an Allowed Claim in LBDP Class 3 shall receive its Pro Rata Share of Available Cash from LBDP.

5.44 LBDP Class 4 – General Unsecured Claims against LBDP.

(a) Impairment and Voting. LBDP Class 4 is impaired by the Plan. Each holder of an Allowed Claim in LBDP Class 4 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LBDP Class 4 shall receive its Pro Rata Share of Available Cash from LBDP.

5.45 LBDP Class 5A – Intercompany Claims of LBHI against LBDP.

(a) Impairment and Voting. LBDP Class 5A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from LBDP.

5.46 LBDP Class 5B – Intercompany Claims of Affiliates other than LBHI against LBDP.

(a) Impairment and Voting. LBDP Class 5B is impaired by the Plan. Each holder of an Allowed Claim in LBDP Class 5B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LBDP Class 5B shall receive its Pro Rata Share of Available Cash from LBDP.

5.47 LBDP Class 6 – Equity Interests in LBDP.

(a) Impairment and Voting. LBDP Class 6 is impaired by the Plan. Each holder of an Equity Interest in LBDP Class 6 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in LBDP shall be cancelled if and when LBDP is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LBDP shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of LBDP on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LBDP have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LBDP may receive its Pro Rata Share of any remaining assets in LBDP.

5.48 LBFP Class 1 – Priority Non-Tax Claims against LBFP.

(a) Impairment and Voting. LBFP Class 1 is impaired by the Plan. Each holder of an Allowed Claim in LBFP Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LBFP Class 1 agrees to less favorable treatment or has been paid by or on behalf of LBFP on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in LBFP Class 1 shall be paid by LBFP in Cash in full.

5.49 LBFP Class 2 – Secured Claims against LBFP.

(a) Impairment and Voting. LBFP Class 2 is impaired by the Plan. Each holder of an Allowed Claim in LBFP Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LBFP Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in LBFP Class 2 shall be satisfied by, at the option of LBFP: (i) payment in Cash by LBFP in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in LBFP Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.50 LBFP Class 3 – Derivative Claims against LBFP.

(a) Impairment and Voting. LBFP Class 3 is impaired by the Plan. Each holder of an Allowed Claim in LBFP Class 3 is entitled to vote to accept or reject the Plan in an amount determined in accordance with the Derivative Claims Framework pursuant to Section 6.6 of the Plan.

(b) Distributions. Subject to the Derivative Claims Framework and Section 6.6 of the Plan, each holder of an Allowed Claim in LBFP Class 3 shall receive its Pro Rata Share of Available Cash from LBFP.

5.51 LBFP Class 4 – General Unsecured Claims against LBFP.

(a) Impairment and Voting. LBFP Class 4 is impaired by the Plan. Each holder of an Allowed Claim in LBFP Class 4 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LBFP Class 4 shall receive its Pro Rata Share of Available Cash from LBFP.

5.52 LBFP Class 5A – Intercompany Claims of LBHI against LBFP.

(a) Impairment and Voting. LBFP Class 5A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from LBFP.

5.53 LBFP Class 5B – Intercompany Claims of Affiliates other than LBHI against LBFP.

(a) Impairment and Voting. LBFP Class 5B is impaired by the Plan. Each holder of an Allowed Claim in LBFP Class 5B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LBFP Class 5B shall receive its Pro Rata Share of Available Cash from LBFP.

5.54 LBFP Class 6 – Equity Interests in LBFP.

(a) Impairment and Voting. LBFP Class 6 is impaired by the Plan. Each holder of an Equity Interest in LBFP Class 6 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in LBFP shall be cancelled if and when LBFP is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LBFP shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of LBFP on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LBFP have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LBFP may receive its Pro Rata Share of any remaining assets in LBFP.

5.55 LB 745 Class 1 – Priority Non-Tax Claims against LB 745.

(a) Impairment and Voting. LB 745 Class 1 is impaired by the Plan. Each holder of an Allowed Claim in LB 745 Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LB 745 Class 1 agrees to less favorable treatment or has been paid by or on behalf of LB 745 on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in LB 745 Class 1 shall be paid by LB 745 in Cash in full.

5.56 LB 745 Class 2 – Secured Claims against LB 745.

(a) Impairment and Voting. LB 745 Class 2 is impaired by the Plan. Each holder of an Allowed Claim in LB 745 Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LB 745 Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in LB 745 Class 2 shall be satisfied by, at the option of LB 745: (i) payment in Cash by LB 745 in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in LB 745 Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.57 LB 745 Class 3 – General Unsecured Claims against LB 745.

(a) Impairment and Voting. LB 745 Class 3 is impaired by the Plan. Each holder of an Allowed Claim in LB 745 Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LB 745 Class 3 shall receive its Pro Rata Share of Available Cash from LB 745.

5.58 LB 745 Class 4A – Intercompany Claims of LBHI against LB 745.

(a) Impairment and Voting. LB 745 Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from LB 745.

5.59 LB 745 Class 4B – Intercompany Claims of Affiliates other than LBHI against LB 745.

(a) Impairment and Voting. LB 745 Class 4B is impaired by the Plan. Each holder of an Allowed Claim in LB 745 Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LB 745 Class 4B shall receive its Pro Rata Share of Available Cash from LB 745.

5.60 LB 745 Class 5 – Equity Interests in LB 745.

(a) Impairment and Voting. LB 745 Class 5 is impaired by the Plan. Each holder of an Equity Interest in LB 745 Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in LB 745 shall be cancelled if and when LB 745 is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity

Interest in LB 745 shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of LB 745 on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LB 745 have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LB 745 may receive its Pro Rata Share of any remaining assets in LB 745.

5.61 PAMI Statler Class 1 – Priority Non-Tax Claims against PAMI Statler.

(a) Impairment and Voting. PAMI Statler Class 1 is impaired by the Plan. Each holder of an Allowed Claim in PAMI Statler Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in PAMI Statler Class 1 agrees to less favorable treatment or has been paid by or on behalf of PAMI Statler on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in PAMI Statler Class 1 shall be paid by PAMI Statler in Cash in full.

5.62 PAMI Statler Class 2 – Secured Claims against PAMI Statler.

(a) Impairment and Voting. PAMI Statler Class 2 is impaired by the Plan. Each holder of an Allowed Claim in PAMI Statler Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in PAMI Statler Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in PAMI Statler Class 2 shall be satisfied by, at the option of PAMI Statler: (i) payment in Cash by PAMI Statler in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in PAMI Statler Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.63 PAMI Statler Class 3 – General Unsecured Claims against PAMI Statler.

(a) Impairment and Voting. PAMI Statler Class 3 is impaired by the Plan. Each holder of an Allowed Claim in PAMI Statler Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in PAMI Statler Class 3 shall receive its Pro Rata Share of Available Cash from PAMI Statler.

5.64 PAMI Statler Class 4A – Intercompany Claims of LBHI against PAMI Statler.

(a) Impairment and Voting. PAMI Statler Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from PAMI Statler.

5.65 PAMI Statler Class 4B – Intercompany Claims of Affiliates other than LBHI against PAMI Statler.

(a) Impairment and Voting. PAMI Statler Class 4B is impaired by the Plan. Each holder of an Allowed Claim in PAMI Statler Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in PAMI Statler Class 4B shall receive its Pro Rata Share of Available Cash from PAMI Statler.

5.66 PAMI Statler Class 5 – Equity Interests in PAMI Statler.

(a) Impairment and Voting. PAMI Statler Class 5 is impaired by the Plan. Each holder of an Equity Interest in PAMI Statler Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in PAMI Statler shall be cancelled if and when PAMI Statler is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in PAMI Statler shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of PAMI Statler on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against PAMI Statler have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in PAMI Statler may receive its Pro Rata Share of any remaining assets in PAMI Statler.

5.67 CES Class 1 – Priority Non-Tax Claims against CES.

(a) Impairment and Voting. CES Class 1 is impaired by the Plan. Each holder of an Allowed Claim in CES Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in CES Class 1 agrees to less favorable treatment or has been paid by or on behalf of CES on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in CES Class 1 shall be paid by CES in Cash in full.

5.68 CES Class 2 – Secured Claims against CES.

(a) Impairment and Voting. CES Class 2 is impaired by the Plan. Each holder of an Allowed Claim in CES Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in CES Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in CES Class 2 shall be satisfied by, at the option of CES: (i) payment in Cash by CES in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in CES Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.69 CES Class 3 – General Unsecured Claims against CES.

(a) Impairment and Voting. CES Class 3 is impaired by the Plan. Each holder of an Allowed Claim in CES Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in CES Class 3 shall receive its Pro Rata Share of Available Cash from CES.

5.70 CES Class 4A – Intercompany Claims of LBHI against CES.

(a) Impairment and Voting. CES Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from CES.

5.71 CES Class 4B – Intercompany Claims of Affiliates other than LBHI against CES.

(a) Impairment and Voting. CES Class 4B is impaired by the Plan. Each holder of an Allowed Claim in CES Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in CES Class 4B shall receive its Pro Rata Share of Available Cash from CES.

5.72 CES Class 5 – Equity Interests in CES.

(a) Impairment and Voting. CES Class 5 is impaired by the Plan. Each holder of an Equity Interest in CES Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in CES shall be cancelled if and when CES is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in CES shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of CES on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against CES have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in CES may receive its Pro Rata Share of any remaining assets in CES.

5.73 CES V Class 1 – Priority Non-Tax Claims against CES V.

(a) Impairment and Voting. CES V Class 1 is impaired by the Plan. Each holder of an Allowed Claim in CES V Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in CES V Class 1 agrees to less favorable treatment or has been paid by or on behalf of CES V on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in CES V Class 1 shall be paid by CES V in Cash in full.

5.74 CES V Class 2 – Secured Claims against CES V.

(a) Impairment and Voting. CES V Class 2 is impaired by the Plan. Each holder of an Allowed Claim in CES V Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in CES V Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in CES V Class 2 shall be satisfied by, at the option of CES V: (i) payment in Cash by CES V in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in CES V Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.75 CES V Class 3 – General Unsecured Claims against CES V.

(a) Impairment and Voting. CES V Class 3 is impaired by the Plan. Each holder of an Allowed Claim in CES V Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in CES V Class 3 shall receive its Pro Rata Share of Available Cash from CES V.

5.76 CES V Class 4A – Intercompany Claims of LBHI against CES V.

(a) Impairment and Voting. CES V Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from CES V.

5.77 CES V Class 4B – Intercompany Claims of Affiliates other than LBHI against CES V.

(a) Impairment and Voting. CES V Class 4B is impaired by the Plan. Each holder of an Allowed Claim in CES V Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in CES V Class 4B shall receive its Pro Rata Share of Available Cash from CES V.

5.78 CES V Class 5 – Equity Interests in CES V.

(a) Impairment and Voting. CES V Class 5 is impaired by the Plan. Each holder of an Equity Interest in CES V Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in CES V shall be cancelled if and when CES V is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in CES V shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of CES V on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against CES V have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in CES V may receive its Pro Rata Share of any remaining assets in CES V.

5.79 CES IX Class 1 – Priority Non-Tax Claims against CES IX.

(a) Impairment and Voting. CES IX Class 1 is impaired by the Plan. Each holder of an Allowed Claim in CES IX Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in CES IX Class 1 agrees to less favorable treatment or has been paid by or on behalf of CES IX on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in CES IX Class 1 shall be paid by CES IX in Cash in full.

5.80 CES IX Class 2 – Secured Claims against CES IX.

(a) Impairment and Voting. CES IX Class 2 is impaired by the Plan. Each holder of an Allowed Claim in CES IX Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in CES IX Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in CES IX Class 2 shall be satisfied by, at the option of CES IX: (i) payment in Cash by CES IX in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in CES IX Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.81 CES IX Class 3 – General Unsecured Claims against CES IX.

(a) Impairment and Voting. CES IX Class 3 is impaired by the Plan. Each holder of an Allowed Claim in CES IX Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in CES IX Class 3 shall receive its Pro Rata Share of Available Cash from CES IX.

5.82 CES IX Class 4A – Intercompany Claims of LBHI against CES IX.

(a) Impairment and Voting. CES IX Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from CES IX.

5.83 CES IX Class 4B – Intercompany Claims of Affiliates other than LBHI against CES IX.

(a) Impairment and Voting. CES IX Class 4B is impaired by the Plan. Each holder of an Allowed Claim in CES IX Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in CES IX Class 4B shall receive its Pro Rata Share of Available Cash from CES IX.

5.84 CES IX Class 5 – Equity Interests in CES IX.

(a) Impairment and Voting. CES IX Class 5 is impaired by the Plan. Each holder of an Equity Interest in CES IX Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in CES IX shall be cancelled if and when CES IX is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in CES IX shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of CES IX on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against CES IX have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in CES IX may receive its Pro Rata Share of any remaining assets in CES IX.

5.85 East Dover Class 1 – Priority Non-Tax Claims against East Dover.

(a) Impairment and Voting. East Dover Class 1 is impaired by the Plan. Each holder of an Allowed Claim in East Dover Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in East Dover Class 1 agrees to less favorable treatment or has been paid by or on behalf of East Dover on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in East Dover Class 1 shall be paid by East Dover in Cash in full.

5.86 East Dover Class 2 – Secured Claims against East Dover.

(a) Impairment and Voting. East Dover Class 2 is impaired by the Plan. Each holder of an Allowed Claim in East Dover Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in East Dover Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in East Dover Class 2 shall be satisfied by, at the option of East Dover: (i) payment in Cash by East Dover in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in East Dover Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.87 East Dover Class 3 – General Unsecured Claims against East Dover.

(a) Impairment and Voting. East Dover Class 3 is impaired by the Plan. Each holder of an Allowed Claim in East Dover Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in East Dover Class 3 shall receive its Pro Rata Share of Available Cash from East Dover.

5.88 East Dover Class 4A – Intercompany Claims of LBHI against East Dover.

(a) Impairment and Voting. East Dover Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from East Dover.

5.89 East Dover Class 4B – Intercompany Claims of Affiliates other than LBHI against East Dover.

(a) Impairment and Voting. East Dover Class 4B is impaired by the Plan. Each holder of an Allowed Claim in East Dover Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in East Dover Class 4B shall receive its Pro Rata Share of Available Cash from East Dover.

5.90 East Dover Class 5 – Equity Interests in East Dover.

(a) Impairment and Voting. East Dover Class 5 is impaired by the Plan. Each holder of an Equity Interest in East Dover Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in East Dover shall be cancelled if and when East Dover is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in East Dover shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of East Dover on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against East Dover have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in East Dover may receive its Pro Rata Share of any remaining assets in East Dover.

5.91 LS Finance Class 1 – Priority Non-Tax Claims against LS Finance.

(a) Impairment and Voting. LS Finance Class 1 is impaired by the Plan. Each holder of an Allowed Claim in LS Finance Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LS Finance Class 1 agrees to less favorable treatment or has been paid by or on behalf of LS Finance on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in LS Finance Class 1 shall be paid by LS Finance in Cash in full.

5.92 LS Finance Class 2 – Secured Claims against LS Finance.

(a) Impairment and Voting. LS Finance Class 2 is impaired by the Plan. Each holder of an Allowed Claim in LS Finance Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LS Finance Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in LS Finance Class 2 shall be satisfied by, at the option of LS Finance: (i) payment in Cash by LS Finance in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in LS Finance Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.93 LS Finance Class 3 – General Unsecured Claims against LS Finance.

(a) Impairment and Voting. LS Finance Class 3 is impaired by the Plan. Each holder of an Allowed Claim in LS Finance Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LS Finance Class 3 shall receive its Pro Rata Share of Available Cash from LS Finance.

5.94 LS Finance Class 4A – Intercompany Claims of LBHI against LS Finance.

(a) Impairment and Voting. LS Finance Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from LS Finance.

5.95 LS Finance Class 4B – Intercompany Claims of Affiliates other than LBHI against LS Finance.

(a) Impairment and Voting. LS Finance Class 4B is impaired by the Plan. Each holder of an Allowed Claim in LS Finance Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LS Finance Class 4B shall receive its Pro Rata Share of Available Cash from LS Finance.

5.96 LS Finance Class 5 – Equity Interests in LS Finance.

(a) Impairment and Voting. LS Finance Class 5 is impaired by the Plan. Each holder of an Equity Interest in LS Finance Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in LS Finance shall be cancelled if and when LS Finance is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LS Finance shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of LS Finance on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LS Finance have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LS Finance may receive its Pro Rata Share of any remaining assets in LS Finance.

5.97 LUXCO Class 1 – Priority Non-Tax Claims against LUXCO.

(a) Impairment and Voting. LUXCO Class 1 is impaired by the Plan. Each holder of an Allowed Claim in LUXCO Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LUXCO Class 1 agrees to less favorable treatment or has been paid by or on behalf of LUXCO on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in LUXCO Class 1 shall be paid by LUXCO in Cash in full.

5.98 LUXCO Class 2 – Secured Claims against LUXCO.

(a) Impairment and Voting. LUXCO Class 2 is impaired by the Plan. Each holder of an Allowed Claim in LUXCO Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LUXCO Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in LUXCO Class 2 shall be satisfied by, at the option of LUXCO: (i) payment in Cash by LUXCO in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in LUXCO Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.99 LUXCO Class 3 – General Unsecured Claims against LUXCO.

(a) Impairment and Voting. LUXCO Class 3 is impaired by the Plan. Each holder of an Allowed Claim in LUXCO Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LUXCO Class 3 shall receive its Pro Rata Share of Available Cash from LUXCO.

5.100 LUXCO Class 4A – Intercompany Claims of LBHI against LUXCO.

(a) Impairment and Voting. LUXCO Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from LUXCO.

5.101 LUXCO Class 4B – Intercompany Claims of Affiliates other than LBHI against LUXCO.

(a) Impairment and Voting. LUXCO Class 4B is impaired by the Plan. Each holder of an Allowed Claim in LUXCO Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LUXCO Class 4B shall receive its Pro Rata Share of Available Cash from LUXCO.

5.102 LUXCO Class 5 – Equity Interests in LUXCO.

(a) Impairment and Voting. LUXCO Class 5 is impaired by the Plan. Each holder of an Equity Interest in LUXCO Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in LUXCO shall be cancelled if and when LUXCO is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LUXCO shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of LUXCO on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LUXCO have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LUXCO may receive its Pro Rata Share of any remaining assets in LUXCO.

5.103 BNC Class 1 – Priority Non-Tax Claims against BNC.

(a) Impairment and Voting. BNC Class 1 is impaired by the Plan. Each holder of an Allowed Claim in BNC Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in BNC Class 1 agrees to less favorable treatment or has been paid by or on behalf of BNC on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in BNC Class 1 shall be paid by BNC in Cash in full.

5.104 BNC Class 2 – Secured Claims against BNC.

(a) Impairment and Voting. BNC Class 2 is impaired by the Plan. Each holder of an Allowed Claim in BNC Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in BNC Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in BNC Class 2 shall be satisfied by, at the option of BNC: (i) payment in Cash by BNC in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in BNC Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.105 BNC Class 3 – General Unsecured Claims against BNC.

(a) Impairment and Voting. BNC Class 3 is impaired by the Plan. Each holder of an Allowed Claim in BNC Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in BNC Class 3 shall receive its Pro Rata Share of Available Cash from BNC.

5.106 BNC Class 4A – Intercompany Claims of LBHI against BNC.

(a) Impairment and Voting. BNC Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from BNC.

5.107 BNC Class 4B – Intercompany Claims of Affiliates other than LBHI against BNC.

(a) Impairment and Voting. BNC Class 4B is impaired by the Plan. Each holder of an Allowed Claim in BNC Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in BNC Class 4B shall receive its Pro Rata Share of Available Cash from BNC.

5.108 BNC Class 5 – Equity Interests in BNC.

(a) Impairment and Voting. BNC Class 5 is impaired by the Plan. Each holder of an Equity Interest in BNC Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in BNC shall be cancelled if and when BNC is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in BNC shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of BNC on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against BNC have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in BNC may receive its Pro Rata Share of any remaining assets in BNC.

5.109 LB Rose Ranch Class 1 – Priority Non-Tax Claims against LB Rose Ranch.

(a) Impairment and Voting. LB Rose Ranch Class 1 is impaired by the Plan. Each holder of an Allowed Claim in LB Rose Ranch Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LB Rose Ranch Class 1 agrees to less favorable treatment or has been paid by or on behalf of LB Rose Ranch on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in LB Rose Ranch Class 1 shall be paid by LB Rose Ranch in Cash in full.

5.110 LB Rose Ranch Class 2 – Secured Claims against LB Rose Ranch.

(a) Impairment and Voting. LB Rose Ranch Class 2 is impaired by the Plan. Each holder of an Allowed Claim in LB Rose Ranch Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LB Rose Ranch Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in LB Rose Ranch Class 2 shall be satisfied by, at the option of LB Rose Ranch: (i) payment in Cash by LB Rose Ranch in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in LB Rose Ranch Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.111 LB Rose Ranch Class 3 – General Unsecured Claims against LB Rose Ranch.

(a) Impairment and Voting. LB Rose Ranch Class 3 is impaired by the Plan. Each holder of an Allowed Claim in LB Rose Ranch Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LB Rose Ranch Class 3 shall receive its Pro Rata Share of Available Cash from LB Rose Ranch.

5.112 LB Rose Ranch Class 4A – Intercompany Claims of LBHI against LB Rose Ranch.

(a) Impairment and Voting. LB Rose Ranch Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from LB Rose Ranch.

5.113 LB Rose Ranch Class 4B – Intercompany Claims of Affiliates other than LBHI against LB Rose Ranch.

(a) Impairment and Voting. LB Rose Ranch Class 4B is impaired by the Plan. Each holder of an Allowed Claim in LB Rose Ranch Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LB Rose Ranch Class 4B shall receive its Pro Rata Share of Available Cash from LB Rose Ranch.

5.114 LB Rose Ranch Class 5 – Equity Interests in LB Rose Ranch.

(a) Impairment and Voting. LB Rose Ranch Class 5 is impaired by the Plan. Each holder of an Equity Interest in LB Rose Ranch Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in LB Rose Ranch shall be cancelled if and when LB Rose Ranch is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LB Rose Ranch shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of LB Rose Ranch on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LB Rose Ranch have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LB Rose Ranch may receive its Pro Rata Share of any remaining assets in LB Rose Ranch.

5.115 SASCO Class 1 – Priority Non-Tax Claims against SASCO.

(a) Impairment and Voting. SASCO Class 1 is impaired by the Plan. Each holder of an Allowed Claim in SASCO Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in SASCO Class 1 agrees to less favorable treatment or has been paid by or on behalf of SASCO on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in SASCO Class 1 shall be paid by SASCO in Cash in full.

5.116 SASCO Class 2 – Secured Claims against SASCO.

(a) Impairment and Voting. SASCO Class 2 is impaired by the Plan. Each holder of an Allowed Claim in SASCO Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in SASCO Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in SASCO Class 2 shall be satisfied by, at the option of SASCO: (i) payment in Cash by SASCO in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in SASCO Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.117 SASCO Class 3 – General Unsecured Claims against SASCO.

(a) Impairment and Voting. SASCO Class 3 is impaired by the Plan. Each holder of an Allowed Claim in SASCO Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in SASCO Class 3 shall receive its Pro Rata Share of Available Cash from SASCO.

5.118 SASCO Class 4A – Intercompany Claims of LBHI against SASCO.

(a) Impairment and Voting. SASCO Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from SASCO.

5.119 SASCO Class 4B – Intercompany Claims of Affiliates other than LBHI against SASCO.

(a) Impairment and Voting. SASCO Class 4B is impaired by the Plan. Each holder of an Allowed Claim in SASCO Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in SASCO Class 4B shall receive its Pro Rata Share of Available Cash from SASCO.

5.120 SASCO Class 5 – Equity Interests in SASCO.

(a) Impairment and Voting. SASCO Class 5 is impaired by the Plan. Each holder of an Equity Interest in SASCO Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in SASCO shall be cancelled if and when SASCO is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in SASCO shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of SASCO on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against SASCO have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in SASCO may receive its Pro Rata Share of any remaining assets in SASCO.

5.121 LB 2080 Class 1 – Priority Non-Tax Claims against LB 2080.

(a) Impairment and Voting. LB 2080 Class 1 is impaired by the Plan. Each holder of an Allowed Claim in LB 2080 Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LB 2080 Class 1 agrees to less favorable treatment or has been paid by or on behalf of LB 2080 on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in LB 2080 Class 1 shall be paid by LB 2080 in Cash in full.

5.122 LB 2080 Class 2 – Secured Claims against LB 2080.

(a) Impairment and Voting. LB 2080 Class 2 is impaired by the Plan. Each holder of an Allowed Claim in LB 2080 Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in LB 2080 Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in LB 2080 Class 2 shall be satisfied by, at the option of LB 2080: (i) payment in Cash by LB 2080 in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or

(iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in LB 2080 Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.123 LB 2080 Class 3 – General Unsecured Claims against LB 2080.

(a) Impairment and Voting. LB 2080 Class 3 is impaired by the Plan. Each holder of an Allowed Claim in LB 2080 Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in LB 2080 Class 3 shall receive its Pro Rata Share of Available Cash from LB 2080.

5.124 LB 2080 Class 4A – Intercompany Claims of LBHI against LB 2080.

(a) Impairment and Voting. LB 2080 Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from LB 2080.

5.125 LB 2080 Class 4B – Intercompany Claims of Affiliates other than LBHI against LB 2080.

(a) Impairment and Voting. LB 2080 Class 4B is impaired by the Plan. Each holder of an Allowed Claim in LB 2080 Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in LB 2080 Class 4B shall receive its Pro Rata Share of Available Cash from LB 2080.

5.126 LB 2080 Class 5 – Equity Interests in LB 2080.

(a) Impairment and Voting. LB 2080 Class 5 is impaired by the Plan. Each holder of an Equity Interest in LB 2080 Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in LB 2080 shall be cancelled if and when LB 2080 is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LB 2080 shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of LB 2080 on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LB 2080 have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LB 2080 may receive its Pro Rata Share of any remaining assets in LB 2080.

5.127 Merit Class 1 – Priority Non-Tax Claims against Merit.

(a) Impairment and Voting. Merit Class 1 is impaired by the Plan. Each holder of an Allowed Claim in Merit Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in Merit Class 1 agrees to less favorable treatment or has been paid by or on behalf of Merit on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in Merit Class 1 shall be paid by Merit in Cash in full.

5.128 Merit Class 2 – Secured Claims against Merit.

(a) Impairment and Voting. Merit Class 2 is impaired by the Plan. Each holder of an Allowed Claim in Merit Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in Merit Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in Merit Class 2 shall be satisfied by, at the option of Merit: (i) payment in Cash by Merit in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in Merit Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.129 Merit Class 3 – General Unsecured Claims against Merit.

(a) Impairment and Voting. Merit Class 3 is impaired by the Plan. Each holder of an Allowed Claim in Merit Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in Merit Class 3 shall receive its Pro Rata Share of Available Cash from Merit.

5.130 Merit Class 4A – Intercompany Claims of LBHI against Merit.

(a) Impairment and Voting. Merit Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from Merit.

5.131 Merit Class 4B – Intercompany Claims of Affiliates other than LBHI against Merit.

(a) Impairment and Voting. Merit Class 4B is impaired by the Plan. Each holder of an Allowed Claim in Merit Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in Merit Class 4B shall receive its Pro Rata Share of Available Cash from Merit.

5.132 Merit Class 5 – Equity Interests in Merit.

(a) Impairment and Voting. Merit Class 5 is impaired by the Plan. Each holder of an Equity Interest in Merit Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in Merit shall be cancelled if and when Merit is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in Merit shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of Merit on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against Merit have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in Merit may receive its Pro Rata Share of any remaining assets in Merit.

5.133 Preferred Somerset Class 1 – Priority Non-Tax Claims against Preferred Somerset.

(a) Impairment and Voting. Preferred Somerset Class 1 is impaired by the Plan. Each holder of an Allowed Claim in Preferred Somerset Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in Preferred Somerset Class 1 agrees to less favorable treatment or has been paid by or on behalf of Preferred Somerset on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in Preferred Somerset Class 1 shall be paid by Preferred Somerset in Cash in full.

5.134 Preferred Somerset Class 2 – Secured Claims against Preferred Somerset.

(a) Impairment and Voting. Preferred Somerset Class 2 is impaired by the Plan. Each holder of an Allowed Claim in Preferred Somerset Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in Preferred Somerset Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in Preferred Somerset Class 2 shall be satisfied by, at the option of Preferred Somerset: (i) payment in Cash by Preferred Somerset in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in Preferred Somerset Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.135 Preferred Somerset Class 3 – General Unsecured Claims against Preferred Somerset.

(a) Impairment and Voting. Preferred Somerset Class 3 is impaired by the Plan. Each holder of an Allowed Claim in Preferred Somerset Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in Preferred Somerset Class 3 shall receive its Pro Rata Share of Available Cash from Preferred Somerset.

5.136 Preferred Somerset Class 4A – Intercompany Claims of LBHI against Preferred Somerset.

(a) Impairment and Voting. Preferred Somerset Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from Preferred Somerset.

5.137 Preferred Somerset Class 4B – Intercompany Claims of Affiliates other than LBHI against Preferred Somerset.

(a) Impairment and Voting. Preferred Somerset Class 4B is impaired by the Plan. Each holder of an Allowed Claim in Preferred Somerset Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in Preferred Somerset Class 4B shall receive its Pro Rata Share of Available Cash from Preferred Somerset.

5.138 Preferred Somerset Class 5 – Equity Interests in Preferred Somerset.

(a) Impairment and Voting. Preferred Somerset Class 5 is impaired by the Plan. Each holder of an Equity Interest in Preferred Somerset Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in Preferred Somerset shall be cancelled if and when Preferred Somerset is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in Preferred Somerset shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of Preferred Somerset on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against Preferred Somerset have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in Preferred Somerset may receive its Pro Rata Share of any remaining assets in Preferred Somerset.

5.139 Somerset Class 1 – Priority Non-Tax Claims against Somerset.

(a) Impairment and Voting. Somerset Class 1 is impaired by the Plan. Each holder of an Allowed Claim in Somerset Class 1 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in Somerset Class 1 agrees to less favorable treatment or has been paid by or on behalf of Somerset on account of such Claim prior to the Effective Date, on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable, each holder of an Allowed Claim in Somerset Class 1 shall be paid by Somerset in Cash in full.

5.140 Somerset Class 2 – Secured Claims against Somerset.

(a) Impairment and Voting. Somerset Class 2 is impaired by the Plan. Each holder of an Allowed Claim in Somerset Class 2 is entitled to vote to accept or reject the Plan.

(b) Distributions. Except to the extent that the holder of an Allowed Claim in Somerset Class 2 agrees to less favorable treatment, each holder of an Allowed Claim in Somerset Class 2 shall be satisfied by, at the option of Somerset: (i) payment in Cash by Somerset in full on the later of the Effective Date and the date such Claim becomes Allowed, or as soon thereafter as is practicable; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Claim to the extent of the value of the Collateral securing such Allowed Claim; (iii) surrender to the holder of such Allowed Claim of the Collateral securing such Allowed Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Claim is entitled. In the event an Allowed Claim in Somerset Class 2 is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.141 Somerset Class 3 – General Unsecured Claims against Somerset.

(a) Impairment and Voting. Somerset Class 3 is impaired by the Plan. Each holder of an Allowed Claim in Somerset Class 3 is entitled to vote to accept or reject the Plan.

(b) Distributions. Each holder of an Allowed Claim in Somerset Class 3 shall receive its Pro Rata Share of Available Cash from Somerset.

5.142 Somerset Class 4A – Intercompany Claims of LBHI against Somerset.

(a) Impairment and Voting. Somerset Class 4A is impaired by the Plan. LBHI is entitled to vote to accept or reject the Plan in an amount determined in accordance with Sections 6.5(b) and 6.5(c) of the Plan.

(b) Distributions. Subject to Sections 6.5(b) and 6.5(c) of the Plan, LBHI shall receive its Pro Rata Share of Available Cash from Somerset.

5.143 Somerset Class 4B – Intercompany Claims of Affiliates other than LBHI against Somerset.

(a) Impairment and Voting. Somerset Class 4B is impaired by the Plan. Each holder of an Allowed Claim in Somerset Class 4B is entitled to vote to accept or reject the Plan in an amount determined in accordance with Section 6.5(b) of the Plan.

(b) Distributions. Subject to Section 6.5(b) of the Plan, each holder of an Allowed Claim in Somerset Class 4B shall receive its Pro Rata Share of Available Cash from Somerset.

5.144 Somerset Class 5 – Equity Interests in Somerset.

(a) Impairment and Voting. Somerset Class 5 is impaired by the Plan. Each holder of an Equity Interest in Somerset Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b) Distributions. Equity Interests in Somerset shall be cancelled if and when Somerset is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in Somerset shall neither receive nor retain any Property of the Estate or direct interest in Property of the Estate of Somerset on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against Somerset have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in Somerset may receive its Pro Rata Share of any remaining assets in Somerset.

ARTICLE VI

Implementation of the Plan

6.1 Plan Administrator.

(a) Appointment. LBHI shall serve as Plan Administrator for each of the Debtors.

(b) Authority. The Plan Administrator shall have the authority and right on behalf of each of the Debtors, without the need for Bankruptcy Court approval (unless otherwise indicated), to carry out and implement all provisions of the Plan, including, without limitation, to:

(i) control and effectuate the Claims reconciliation process, including to object to, seek to subordinate, compromise or settle any and all Claims against the Debtors subject to Bankruptcy Court approval;

(ii) make Distributions to holders of Allowed Claims in accordance with the Plan;

(iii) exercise its reasonable business judgment to direct and control the wind down, liquidation and/or abandoning of the assets of the Debtors;

(iv) prosecute all Litigation Claims, including, without limitation, Avoidance Actions, on behalf of the Debtors, and to elect not to pursue any Litigation Claims and whether and when to compromise, settle, abandon, dismiss, or otherwise dispose of any such Litigation Claims, as the Plan Administrator may determine is in the best interests of the Debtors;

(v) make payments to existing professionals who will continue to perform in their current capacities;

(vi) retain professionals to assist in performing its duties under the Plan;

(vii) maintain the books and records and accounts of the Debtors;

(viii) invest Cash of the Debtors, including any Cash proceeds realized from the liquidation of any assets of the Debtors, including any Litigation Claims, and any income earned thereon;

(ix) incur and pay reasonable and necessary expenses in connection with the performance of duties under the Plan, including the reasonable fees and expenses of professionals retained by the Plan Administrator;

(x) administer each Debtor’s tax obligations, including (i) filing tax returns and paying tax obligations, (ii) request, if necessary, an expedited determination of any unpaid tax liability of each Debtor or its estate under Bankruptcy Code section 505(b) for all taxable periods of such Debtor ending after the Commencement Date through the liquidation of such Debtor as determined under applicable tax laws and (iii) represent the interest and account of each Debtor or its estate before any taxing authority in all matters including, without limitation, any action, suit, proceeding or audit;

(xi) prepare and file any and all informational returns, reports, statements, returns or disclosures relating to the Debtors that are required by any Governmental Unit or applicable law; and

(xii) determine whether to create a Liquidating Trust for the assets of a Debtor or Debtor-Controlled Entity pursuant to Section 10.1 of the Plan and which assets to transfer to such Liquidating Trust or to issue New Securities in accordance with Section 15.2 of the Plan.

(c) No Liability of Plan Administrator. The Plan Administrator shall have no liability whatsoever for any acts or omissions in its capacity as Plan Administrator to the Debtors or holders of Claims against or Equity Interests in the Debtors other than for gross negligence or willful misconduct of the Plan Administrator. Each of the Debtors shall indemnify and hold harmless LBHI solely in its capacity as Plan Administrator for any losses incurred in such capacity, except to the extent such losses were the result of the Plan Administrator’s gross negligence or willful misconduct.

6.2 LAMCO. At the discretion of the board of directors of LBHI following the Effective Date and subject to existing agreements, LAMCO may serve as asset manager for certain assets of each of the Debtors under the Plan. Ownership and ultimate decision making authority with respect to each of the Debtor’s assets after the Effective Date will be vested in the applicable Debtor.

6.3 Debtor Allocation Agreement. On or before the Effective Date, the Debtors shall execute the Debtor Allocation Agreement. The Debtor Allocation Agreement in substantially final form will be included in the Plan Supplement.

6.4 Redistribution of Subordinated Claims Recoveries. To give effect to agreements of holders of Subordinated Claims, all Distributions under the Plan made by LBHI shall be calculated as if each holder of an Allowed Claim in LBHI Class 10A, LBHI Class 10B and LBHI Class 10C were to receive its Pro Rata Share of Available Cash from LBHI, and, in the case of each holder of an Allowed Claim in LBHI Class 10A and LBHI Class 10B, its Pro Rata Share of the Subordinated Class 10C Distribution; provided, however, that:

(a) the Subordinated Class 10A Distribution shall be automatically distributed to holders of Allowed Claims in LBHI Class 3 and LBHI Class 4A pursuant to Sections 4.3(b) and 4.4(b) of the Plan, respectively, until all such Claims are satisfied in full;

(b) the Subordinated Class 10B Distribution shall be automatically distributed to holders of Allowed Claims in LBHI Class 3, LBHI Class 4A, LBHI Class 4B, LBHI Class 5A and LBHI Class 5B pursuant to Sections 4.3(b), 4.4(b), 4.5(b), 4.6(b) and 4.7(b) of the Plan, respectively, until all such Claims are satisfied in full;

(c) the Subordinated Class 10C Distribution shall be automatically distributed to holders of Allowed Claims in LBHI Class 3, LBHI Class 4A, LBHI Class 4B, LBHI Class 5A, LBHI Class 5B, LBHI Class 10A and LBHI Class 10B pursuant to Sections 4.3(b), 4.4(b), 4.5(b), 4.6(b), 4.7(b), 4.13(b) and 4.14(b) of the Plan, respectively, until all such Claims are satisfied in full; provided, however, that any portion of the Subordinated Class 10C Distribution payable to holders of Allowed Claims in LBHI Class 10A shall be automatically distributed to holders of Allowed Claims in LBHI Class 3 and LBHI Class 4A pursuant to Section 6.4(a) of the Plan until all such Claims are satisfied in full; provided, further, that any portion of the Subordinated Class 10C Distribution payable to holders of Allowed Claims in LBHI Class 10B shall be automatically distributed to holders of Allowed Claims in LBHI Class 3, LBHI Class 4A, LBHI Class 4B, LBHI Class 5A and LBHI Class 5B pursuant to Section 6.4(b) of the Plan until all such Claims are satisfied in full.

6.5 Plan Settlements. Pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, the Plan incorporates a proposed compromise and settlement of numerous inter-Debtor, Debtor-Creditor and inter-Creditor issues designed to achieve an economic settlement of Claims against all of the Debtors and an efficient resolution of the Chapter 11 Cases. The Plan constitutes a settlement of potential litigation of issues, including, without limitation, the potential substantive consolidation of the Lehman enterprise, the validity and enforceability of Affiliate Guarantee Claims, the allowance of Intercompany Claims, including Intercompany Funding Balances owed to LBHI by Subsidiary Debtors, the potential equitable, contractual or statutory subordination of certain Claims and the ownership and rights of various Debtors and their Affiliates with respect to certain assets. The Plan settlements will be implemented as follows:

(a) If there is a Settlement Acceptance, then each holder of an Allowed Claim in LBHI Class 3, LBHI Class 6 and LBHI Class 7 shall be entitled to receive its Pro Rata Share of the Plan Adjustment until such Allowed Claims are satisfied in full in accordance with Sections 4.3(b), 4.8(b) and 4.9(b) of the Plan. In the absence of a Settlement Acceptance, the Plan Adjustment shall not apply, and the Plan may be confirmed in accordance with Section 8.2 of the Plan.

(b) Each holder of a Senior Intercompany Claim, Senior Affiliate Guarantee Claim, Intercompany Claim or Affiliate Guarantee Claim against a Debtor shall have an Allowed Claim, as applicable, against that Debtor in an amount that is agreed to by the applicable Debtor and an Affiliate. If an Affiliate does not agree to an Allowed amount of its Senior Intercompany Claim, Senior Affiliate Guarantee Claim, Intercompany Claim or Affiliate Guarantee Clam with the applicable Debtor prior to Voting Deadline, then the Plan and Disclosure Statement shall constitute a motion pursuant to section 502(c) of the Bankruptcy Code by the applicable Debtor for estimation of such Claim(s) at one dollar ($1.00). The Estimated Claim shall constitute the Allowed or maximum amount of such Senior Intercompany Claim, Senior Affiliate Guarantee Claim, Intercompany Claim or Affiliate Guarantee Claim, as determined by the Bankruptcy Court, for all purposes under the Plan, including, without limitation, voting and Distributions. The Plan Administrator shall not be required to reserve for any portion of the Senior Intercompany Claim, Senior Affiliate Guarantee Claim, Intercompany Claim or Affiliate Guarantee Claim in excess of the Estimated Claim for Distributions.

(c) For purposes of the calculation of the Distributions to be made to LBHI from a Subsidiary Debtor, including with respect to setoff of a Subsidiary Debtor’s Allowed Claim against LBHI, only 80% of the Intercompany Funding Balance due to LBHI from a Subsidiary Debtor shall be included in such calculation.

6.6 Derivative Claims Framework. Pursuant to sections 502 and 1123 of the Bankruptcy Code, the Plan incorporates the Derivative Claims Framework. The Derivative Claims Framework is intended to apply uniformly to all Derivative Claims and Derivative Guarantee Claims to determine and fix the Allowed amounts of such Claims, subject to certain exceptions such as those Derivative Claims and Derivative Guarantee Claims that have been settled with or are not Disputed by the Debtors or that have been previously Allowed by the Bankruptcy Court. The Derivative Claims Framework will include, among other things, the establishment of dates and times for mid-market values, the application of portfolio aggregation methodologies and allowable additional charges. The Plan Administrator will not be required to reserve for any portion of a Derivative Claim or Derivative Guarantee Claim that is subject to the Derivative Claims Framework in excess of the amount calculated in accordance with the Derivative Claims Framework for such Claim.

6.7 Closing of Chapter 11 Case. After the Chapter 11 Case of a Debtor has been fully administered, the Plan Administrator shall seek authority from the Bankruptcy Court to close such Debtor’s Chapter 11 Case in accordance with the Bankruptcy Code and the Bankruptcy Rules.

6.8 Indenture Trustee and Creditors’ Committee Members Fees. Subject to entry of the Confirmation Order, the reasonable fees and expenses (including attorneys fees) of (a) the indenture trustee for the Senior Notes and the Subordinated Notes and (b) the individual members of the Creditors’ Committee, in each case, incurred in their capacities as indenture trustee or members of the Creditors’ Committee, respectively, shall, (i) to the extent accrued and unpaid as of the Confirmation Date, be Allowed as Administrative Expense Claims and paid by the Debtors in accordance with the Debtor Allocation Agreement, and (ii) to the extent incurred after the Confirmation Date, be Allowed as Administrative Expense Claims and paid by the Debtors on a monthly basis upon the submission of fee statements without further order of the Bankruptcy Court.

ARTICLE VII

Corporate Governance

7.1 Corporate Form. On the Effective Date, each of the Debtors shall maintain its current corporate form.

7.2 LBHI Board of Directors and Officers.

(a) Following the Effective Date, the board of directors of LBHI shall consist of nine (9) persons. The initial board of directors of LBHI shall be selected by the Director Selection Committee in accordance with subsection (b) below. Each of the initial directors of LBHI shall have initial and, if reelected, subsequent terms of one year. A director of LBHI may be removed from office by the Plan Trust with or without cause. Subject to death, incapacity, resignation or removal and reelection by the Plan Trust in accordance with the Plan Trust Agreement, the initial directors shall serve as the board of directors of LBHI through the Closing Date. Upon expiration of the term of a director of LBHI or his or her resignation, death or removal, the election of such director or a replacement director shall be determined by action of the Plan Trust as sole shareholder of LBHI.

(b) The Director Selection Committee shall be comprised of six (6) individuals, three (3) of whom shall be selected by the Creditors’ Committee and three (3) of whom shall be selected by LBHI. The co-chairs of the Creditors’ Committee shall be two (2) of the three (3) appointees of the Creditors’ Committee to the Director Selection Committee, each of whom shall exercise his or her independent business judgment in the selection of directors and not act at the direction of the Creditors’ Committee. One of the co-chairs of the Creditors’ Committee shall serve as the chairperson of the Director Selection Committee. The Director Selection Committee shall try to select the initial board of directors of LBHI by majority vote, but, in the event of a deadlock with respect to a director, the vote of the chairperson of the Director Selection Committee shall control the selection of such director. In undertaking to identify candidates to serve on the initial board of directors of LBHI, the Director Selection Committee shall consider nominations from and, in its discretion, consult with all relevant constituencies, including, without limitation, the holders of significant Claims against the Debtors and Debtor-Controlled Entities. Any member of the Director Selection Committee may be named to serve as a director of LBHI.

(c) Following the Effective Date, the board of directors of LBHI shall, in addition to its other duties, be responsible for (i) instructing and supervising the Debtors and the Plan Administrator with respect to their responsibilities under the Plan; (ii) reviewing and approving the prosecution of adversary and other proceedings, if any, including approving proposed settlements thereof; (iii) reviewing and approving objections to and proposed settlements of Disputed Claims; and (iv) performing such other duties that may be necessary and proper to assist the Debtors and the Plan Administrator and their retained professionals. In its discretion, following the Effective Date, the board of directors of LBHI may also delegate any duties assigned to the Plan Administrator to any other committee, entity or individual.

7.3 Subsidiary Debtor Post-Effective Date Management.

(a) Following the Effective Date, LBHI shall cause Lehman ALI to elect the respective boards of directors of LBSF and LCPI. Each board shall consist of five (5) persons selected by LBHI, four (4) of whom shall be concurrently serving members of the LBHI board of directors and one (1) of whom shall be selected in consultation with the holders of significant Claims against LBSF or LCPI, respectively. Each of the initial directors of LBSF and LCPI shall have initial and, if reelected, subsequent terms of one year. Thereafter, LBHI shall cause Lehman ALI to elect successors of the then-serving members of the LBSF and LCPI boards at each annual meeting of LBSF or LCPI, respectively, or upon the removal or resignation of such directors. Lehman ALI (as directed by LBHI) shall also have the power to act by written consent to remove any director on the LBSF or LCPI board at any time with or without cause.

(b) Following the Effective Date, the respective boards of directors or managers, as applicable, of the Subsidiary Debtors other than LBSF and LCPI shall consist of one (1) individual who shall be a concurrently serving member of the LBHI board of directors. Each of the initial directors or managers of the Subsidiary Debtors other than LBSF and LCPI shall have initial and, if reelected, subsequent terms of one year. Thereafter, LBHI or the Subsidiary Debtor or Debtor-Controlled Entity that is the sole shareholder of the relevant Subsidiary Debtor shall elect successors of the then-serving members of the boards or managers for such Subsidiary Debtor at each annual meeting or upon the removal or resignation of such individuals. LBHI or the Subsidiary Debtor or Debtor-Controlled Entity that is the sole shareholder of the relevant Subsidiary Debtor shall also have the power to act by written consent to remove any director or manager of such Subsidiary Debtor at any time with or without cause.

7.4 Plan Trust.

(a) The Plan Trust shall be established on the Effective Date and shall continue in existence until the Closing Date. The Plan Trustees shall be the members of the Director Selection Committee. Each of the Plan Trustees shall continue in such capacity until he or she ceases to be a Plan Trustee in accordance with the terms and conditions set forth in the Plan Trust Agreement. In the event of a vacancy in the office of Plan Trustee, the remaining Plan Trustees shall by majority vote of the remaining Plan Trustees fill the vacancy if in their discretion the circumstances of the Plan Trust warrant doing so. The Plan Trust shall exercise voting rights associated with the Plan Trust Stock in furtherance of the liquidation of the Debtors and compliance with the provisions of the Plan. The sole purpose of the Plan Trust shall be to hold the Plan Trust Stock as provided in Section 4.17(b). The Plan Trust shall be governed, in accordance with the Plan Trust Agreement (which shall be included in the Plan Supplement), by the Plan Trustees. The Plan Trust shall exercise voting rights associated with the Plan Trust Stock in furtherance of the liquidation of the Debtors and compliance with the provisions of the Plan. In the event of a deadlock with respect to any vote, the vote of the chairperson of the Director Selection Committee shall control. Any distribution from assets of LBHI that is made to the Plan Trust as holder of such share shall be for the benefit of the holders of Equity Interests in accordance with Section 4.17(b).

(b) The Plan Trust Agreement shall provide that (i) at such time as a vacancy on the board of directors of LBHI is to be filled or there is a vote on the election of a director upon the expiration of a director’s term of office, the Plan Trust shall fill such vacancy by majority vote of the Plan Trustees and (ii) at all other times, the Plan Trust may act, by majority vote of the Plan Trustees, to remove and replace directors, with or without cause.

7.5 Corporate Existence. After the Effective Date, the Plan Administrator may decide to (a) maintain each Debtor as a corporation in good standing until such time as all aspects of the Plan pertaining to such Debtor have been completed, or (b) at such time as the Plan Administrator considers appropriate and consistent with the implementation of the Plan pertaining to such Debtor, dissolve such Debtor and complete the winding up of such Debtor without the necessity for any other or further actions to be taken by or on behalf of such dissolving Debtor or its shareholder or any payments to be made in connection therewith subject to the filing of a certificate of dissolution with the appropriate governmental authorities (including, without limitation, the transfer of all or part of the assets of such Debtor to a Liquidating Trust in accordance with Article X of the Plan), or (c) dissolve any Debtor-Controlled Entity and complete the winding up of such Debtor-Controlled Entity in accordance with applicable law; provided, however, that the foregoing does not limit the Plan Administrator’s ability to otherwise abandon an interest in a Debtor-Controlled Entity.

7.6 Wind-Down. The wind-down and liquidation of each of the Debtors’ assets (as determined for federal income tax purposes) shall occur over a period of three years after the Effective Date (it being understood that such liquidation may include the transfer of all or part of the assets of the Debtors to one or more Liquidating Trusts within the meaning of Treas. Reg. § 301.7701-4); provided, however, that the wind-down and liquidation may extend over a longer period of time if the Debtors receive a private letter ruling or other equivalent guidance from the IRS from which the Plan Administrator reasonably concludes that the continued wind-down and liquidation should not result in a reduction or limitation of the Debtors’ tax attributes for federal income tax purposes that materially impairs the expected actual use of such tax attributes.

7.7 Certificate of Incorporation and By-Laws. As of the Effective Date, the certificate of incorporation and by-laws of each Debtor shall be amended to the extent necessary to carry out the provisions of the Plan. The amended certificate and by-laws of such Debtor (if any) shall be included in the Plan Supplement.

7.8 Stock Trading Restrictions. The restrictions imposed by the Stock Trading Restrictions Order shall remain effective and binding through the closing of LBHI’s Chapter 11 Case.

ARTICLE VIII

Provisions Regarding Voting and Distributions Under the Plan

8.1 Voting of Claims. Except as otherwise provided in Sections 6.5(b) and 6.6 of the Plan, each holder of an Allowed Claim in an impaired Class of Claims that is entitled to vote on the Plan pursuant to Article III, Article IV and Article V of the Plan shall be entitled to vote separately to accept or reject the Plan as provided in an order entered by the Bankruptcy Court establishing procedures with respect to the solicitation and tabulation of votes to accept or reject the Plan, or any other order or orders of the Bankruptcy Court.

8.2 Nonconsensual Confirmation. If any impaired Class of Claims entitled to vote on the Plan does not accept the Plan by the requisite majority provided in section 1126(c) of the Bankruptcy Code, the Debtors reserve the right to amend the Plan in accordance with Section 15.6 of the Plan or undertake to have the Bankruptcy Court confirm the Plan under section 1129(b) of the Bankruptcy Code or both. With respect to impaired Classes of Claims or Equity Interests that are deemed to reject the Plan, the Debtors shall request that the Bankruptcy Code confirm the Plan pursuant to section 1129(b) of the Bankruptcy Code.

8.3 Distributions of Available Cash. On the Effective Date, or as soon thereafter as practicable, after the satisfaction in full of Allowed Administrative Expense Claims, Allowed Priority Tax Claims, Allowed Priority Non-Tax Claims and Allowed Secured Claims (to the extent the Debtor determines to pay such Allowed Secured Claim in Cash) against a Debtor, each Debtor shall make a Distribution of its Available Cash in accordance with the provisions of the Plan to holders of Allowed Claims against such Debtor. After the initial Distribution, each Debtor shall make Distributions of Available Cash in accordance with the Plan to holders of Allowed Claims against such Debtor semi-annually on March 30 and September 30 of each year, provided that each such Distribution in the aggregate is not less than $10,000,000 of such Debtor’s Available Cash. Notwithstanding the foregoing, the Plan Administrator may determine, in its sole discretion (a) to make a Distribution that is less than $10,000,000 in the aggregate of a Debtor’s Available Cash, or (b) not to make a Distribution to the holder of an Allowed Claim on the basis that it has not yet determined whether to object to such Claim and such Claim shall be treated as a Disputed Claim for purposes of Distributions under the Plan until the Plan Administrator determines (i) not to object to such Claim (or the time to object to Claims expires), (ii) agrees with the holder of such Claim to allow such Claim in an agreed upon amount or (iii) objects to such Claim and such Claim is Allowed by a Final Order. To the extent that a Liquidating Trust is established for a Debtor in accordance with Article X of the Plan, any Distributions to be made to holders of Allowed Claims thereafter shall be made by the Liquidating Trustee to such holders as holders of Liquidating Trust Interests in accordance with the provisions of the Plan. Distributions of Cash on account of such Liquidating Trust Interests shall be made in accordance with Section 10.7 of the Plan.

8.4 Disputed Claims Reserve. From and after the Effective Date, and until such time as all Disputed Claims have been compromised and settled or determined by Final Order, the

Plan Administrator shall retain Available Cash in an amount equal to the Pro Rata Share of the Distributions that would have been made to each holder of a Disputed Claim if such Disputed Claim were an Allowed Claim in an amount equal to the lesser of (a) the filed amount of such Disputed Claim, (b) the amount in which such Disputed Claim has been estimated by the Bankruptcy Court pursuant to section 502 of the Bankruptcy Code for purposes of allowance, including, without limitation, pursuant to Sections 6.5(b) and 6.6 of the Plan, which amount, unless otherwise ordered by the Bankruptcy Court, shall constitute and represent the maximum amount in which such Claim may ultimately become an Allowed Claim or (c) such other amount as may be agreed upon by the holder of such Disputed Claim and the Plan Administrator. On the date of the first Distribution that is at least sixty (60) days after the date all or a portion of a Disputed Claim becomes an Allowed Claim against a Debtor, such Debtor shall remit to the holder of such Allowed Claim Available Cash equal to the amount such holder would have received as of that date under the Plan if the Allowed portion of the Disputed Claim had been an Allowed Claim as of the Effective Date. To the extent that a Disputed Claim against a Debtor is not Allowed or becomes an Allowed Claim in an amount less than the filed amount of the Disputed Claim, the Estimated Claim amount or the amount otherwise agreed to by the holder of such Claim and the Plan Administrator, the excess of the amount of Available Cash that would have been distributed on account of such Disputed Claim over the amount of Available Cash actually distributed on account of such Disputed Claim shall be Available Cash for Distributions to the holders of Allowed Claims.

8.5 Minimum Distribution and Manner of Payment. No payment of Cash of less than $500 shall be made by any Debtor to any holder of an Allowed Claim against such Debtor unless a request therefor is made in writing to the Plan Administrator. Any payment of Cash made pursuant to the Plan may be made at the option of the Plan Administrator either by check or by wire transfer.

8.6 Distributions Free and Clear. Except as otherwise provided herein, any Distributions under the Plan shall be free and clear of any Liens, Claims and encumbrances, and no other entity, including the Debtors or the Plan Administrator shall have any interest, legal, beneficial or otherwise, in assets transferred pursuant to the Plan.

8.7 Delivery of Distributions and Undeliverable Distributions. Distributions to holders of Allowed Claims shall be made at the address of each such holder as set forth on the Schedules filed with the Bankruptcy Court, unless superseded by a new address as set forth (a) on a proof of Claim filed by a holder of an Allowed Claim or (b) in another writing notifying the Plan Administrator (at the addresses set forth in Section 15.10) of a change of address. If any holder’s Distribution is returned as undeliverable, no further Distributions to such holder shall be made unless and until the Plan Administrator is notified of such holder’s then-current address, at which time all missed Distributions shall be made to such holder at its then-current address, without interest. All demands for undeliverable Distributions shall be made on or before six (6) months after the date such undeliverable Distribution was initially made. Thereafter, the amount represented by such undeliverable Distribution shall irrevocably revert to the applicable Debtor as Available Cash for Distributions to the holders of Allowed Claims, and any Claim in respect of such undeliverable Distribution shall be discharged and forever barred from assertion against such Debtor or its respective property.

8.8 Withholding and Reporting Requirements. In connection with the Plan and all instruments issued in connection therewith and distributed thereon, the Plan Administrator or the Liquidating Trustee (as applicable) shall comply with all applicable withholding and reporting requirements imposed by any federal, state, or local taxing authority, and all Distributions shall be subject to any such withholding or reporting requirements. All such amounts withheld and paid to the appropriate Governmental Unit shall be treated as distributed to such holders. Notwithstanding the above, each holder of an Allowed Claim or Liquidating Trust Interest that is to receive a Distribution shall have the sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed by any Governmental Unit, including income, withholding and other tax obligations, on account of such Distribution. The Plan Administrator or the Liquidating Trustee (as applicable), has the right, but not the obligation, to not make a Distribution until such holder has made arrangements satisfactory to such issuing or disbursing party for payment of any such tax obligations. The Plan Administrator or the Liquidating Trustee (as applicable), may require, as a condition to receipt of a Distribution, that the holder of an Allowed Claim or Liquidating Trust Interest provide a completed Form W-8, W-9 and/or other tax information deemed necessary in the sole discretion of the Plan Administrator or Liquidating Trustee, as applicable to each such holder, provided that if the Plan Administrator or Liquidating Trustee (as applicable) makes such a request and the holder fails to comply before the date that is 180 days after the request is made, the amount of such Distribution shall irrevocably revert to the applicable Debtor or Liquidating Trust and any Claim in respect of such Distribution shall be discharged and forever barred from assertion against such Debtor, Liquidating Trust, or its respective property.

8.9 Time Bar to Cash Payment Rights. Checks issued in respect of Allowed Claims shall be null and void if not negotiated within 90 days after the date of issuance thereof. Requests for reissuance of any check shall be made to the Plan Administrator by the holder of the Allowed Claim to whom such check originally was issued. Any claim in respect of such a voided check shall be made on or before 90 days after the expiration of the 90 day period following the date of issuance of such check. Thereafter, the amount represented by such voided check shall irrevocably revert to the Debtor and any Claim in respect of such voided check shall be discharged and forever barred from assertion against such Debtor and its property.

8.10 Setoffs and Recoupment. The Debtors may, but shall not be required to, setoff against or recoup from any Claim and the payments to be made pursuant to the Plan in respect of such Claim any Claims of any nature whatsoever that the Debtors may have against the claimant, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors of any such Claim the Debtors may have against such claimant.

8.11 Claims Register to Remain Open. The register of Claims maintained by the Debtors shall remain open after the Effective Date and the Debtors and Plan Administrator shall recognize any transfer of Claims at any time thereafter other than during the period commencing fourteen (14) Business Days prior to and concluding fourteen (14) Business Days after a Distribution Date.

8.12 Allocation of Distributions. Distributions to any holder of an Allowed Claim shall be allocated first to the principal portion of any such Allowed Claim (as determined for federal income tax purposes), and, only after the principal portion of any such Allowed Claim is satisfied in full, to any portion of such Allowed Claim comprising interest (but solely to the extent that interest is an allowable portion of such Allowed Claim).

8.13 Maximum Distribution.

(a) A holder of (i) an Allowed Claim that receives Distributions (including Distributions subject to the Plan Adjustment) in the Allowed amount of such Claim or (ii) an Allowed Guarantee Claim that receives Distributions (including Distributions subject to the Plan Adjustment) that combined with Distributions or other consideration provided to such holder by a Primary Obligor (including Distributions subject to the Plan Adjustment) equal the Allowed amount of such holder’s Primary Claim, shall, in each case, be deemed satisfied in full. To the extent that a holder of an Allowed Guarantee Claim that is deemed satisfied in full would otherwise be entitled to receive future Distributions or consideration on account of such holder’s Primary Claim, LBHI shall be entitled to receive such Distributions or consideration as subrogee pursuant to Section 8.14 of the Plan.

(b) In no event shall any holder of (i) any Allowed Claim receive Distributions (including Distributions subject to the Plan Adjustment) in excess of the Allowed amount of such Claim or (ii) an Allowed Guarantee Claim receive Distributions (including Distributions subject to the Plan Adjustment) that combined with Distributions or other consideration provided to such holder by a Primary Obligor (including Distributions subject to the Plan Adjustment) would allow such holder to receive in excess of the Allowed amount of such holder’s Primary Claim. The Plan Administrator may determine, in its sole discretion, to hold back all or a portion of a Distribution to a holder of an Allowed Guarantee Claim if the Plan Administrator reasonably determines that such holder has been or will be satisfied in full on a corresponding Primary Claim from the Primary Obligor until such time, if ever, the Plan Administrator reasonably determines that such holder will not be satisfied in full from the Primary Obligor.

8.14 Subrogation. To the extent that a Debtor now has or becomes legally entitled to be subrogated to the rights of any Creditor on account of Distributions made to such Creditor, including, without limitation, on account of any Distributions made to holders of Allowed Guarantee Claims, (a) such Creditor shall be deemed to have consented to the subrogation of its right against any third-party, including, without limitation, a Primary Obligor, that may be obligated to reimburse or indemnify the Debtor for all or a portion of such Distribution, or (b) the Debtor shall have all rights, title and power as subrogee of the Creditor against any such third-party, including, without limitation, a Primary Obligor, to the fullest extent permitted by applicable law.

8.15 Distributions to Non-Controlled Affiliates. The Plan Administrator may determine, in its sole discretion, to withhold all or a portion of a Distribution to a Non-Controlled Affiliate if such Distribution would be distributed by such Non-Controlled Affiliate to satisfy a Claim of a different Non-Controlled Affiliate against which a Debtor has a Claim but the latter Non-Controlled Affiliate has refused to honor such Claim of a Debtor without subordination, reduction or offset unless (a) otherwise agreed to by the Plan Administrator or (b) the priority and amount of a Debtor’s Claim against the latter Non-Controlled Affiliate has been determined by Final Order.

ARTICLE IX

Procedures for Treating Disputed Claims

9.1 Objections. The Debtors’ rights to object to, oppose and defend against all Claims on any basis are fully preserved. Notwithstanding that a Primary Claim is Allowed against a Primary Obligor, the Debtors reserve the right to object to, oppose and defend against all Guarantee Claims. As of the Effective Date, objections to, and requests for estimation of, all Claims against the Debtors may be interposed and prosecuted only by the Plan Administrator, which shall consult with the applicable Debtor regarding the same. Objections to and requests for estimation of Claims shall be filed with the Court and served on the claimant on or before the later of (a) the date that is 2 years after the Effective Date and (b) such later date as may be fixed by the Bankruptcy Court for cause shown.

9.2 No Distributions Pending Allowance. Notwithstanding any other provision hereof and unless otherwise agreed, if any portion of a Claim is a Disputed Claim, no Distribution shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim.

9.3 Estimation of Claims. The Plan Administrator may at any time request on behalf of any Debtor that the Bankruptcy Court estimate any contingent, unliquidated, or Disputed Claim pursuant to section 502(c) of the Bankruptcy Code or otherwise regardless of whether such Debtor previously objected to such Claim or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court will retain exclusive jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including, without limitation, during the pendency of any appeal relating to any such objection. In the event that the Bankruptcy Court estimates any contingent, unliquidated or Disputed Claim, the amount so estimated shall constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on the amount of such Claim, such Debtor may pursue supplementary proceedings to object to the allowance of such Claim. All of the aforementioned objection, estimation, and resolution procedures are intended to be cumulative and not exclusive of one another. Claims may be estimated and subsequently disallowed, reduced, compromised, settled, withdrawn, or resolved by any mechanism approved by the Bankruptcy Court.

9.4 Resolution of Disputed Claims. On and after the Effective Date, the Plan Administrator shall have the authority to compromise, settle or otherwise resolve or withdraw any objections to Claims and to compromise, settle or otherwise resolve any Disputed Claims in accordance with Section 6.1(b)(i) of the Plan.

9.5 No Interest. Holders of Disputed Claims shall not be entitled to interest if such Disputed Claim becomes an Allowed Claim unless the holder of such Allowed Claim is entitled to postpetition interest on such Claim under the Bankruptcy Code and the Plan.

ARTICLE X

Liquidating Trust

10.1 Execution of Liquidating Trust Agreement. After the Effective Date, and only if the Plan Administrator determines that one or more Liquidating Trusts are in the best interests of one or more Debtors and holders of Allowed Claims against and Equity Interests in such Debtors, the Plan Administrator and a Liquidating Trustee shall execute a Liquidating Trust Agreement, and shall take all other necessary steps to establish a Liquidating Trust and Liquidating Trust Interests therein, which shall be for the benefit of Liquidating Trust Beneficiaries. In the event of any conflict between the terms of this Section 10.1 and the terms of a Liquidating Trust Agreement as such conflict relates to the establishment of a Liquidating Trust, the terms of this Section 10.1 shall govern. A Liquidating Trust Agreement may provide powers, duties and authorities in addition to those explicitly stated herein, but only to the extent that such powers, duties, and authorities do not affect the status of a Liquidating Trust as a “liquidating trust” for United States federal income tax purposes.

10.2 Purpose of the Liquidating Trust. Each Liquidating Trust shall be established for the sole purpose of liquidating and distributing the assets of the Debtor contributed to such Liquidating Trust in accordance with Treas. Reg. § 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business.

10.3 Liquidating Trust Assets. Each Liquidating Trust shall consist of Liquidating Trust Assets. After the creation of a Liquidating Trust pursuant to Section 10.1 of the Plan, the Plan Administrator shall transfer all of the Liquidating Trust Assets to a Liquidating Trust. Liquidating Trust Assets may be transferred subject to certain liabilities, as provided in a Liquidating Trust Agreement. Such transfer shall be exempt from any stamp, real estate transfer, mortgage reporting, sales, use or other similar tax pursuant to section 1146(a) of the Bankruptcy Code.

10.4 Administration of the Liquidating Trust. Each Liquidating Trust shall be administered by a Liquidating Trustee pursuant to a Liquidating Trust Agreement and the Plan. In the event of an inconsistency between the Plan and a Liquidating Trust Agreement as such conflict relates to anything other than the establishment of a Liquidating Trust, the Liquidating Trust Agreement shall control.

10.5 Liquidating Trustee’s Tax Power for Debtors. A Liquidating Trustee shall have the same authority in respect of all taxes of the Debtors, and to the same extent, as if the Liquidating Trustee were the Debtor.

10.6 Cash Investments. A Liquidating Trustee may invest Cash (including any earnings thereon or proceeds therefrom); provided, however, that such investments are investments permitted to be made by a “liquidating trust” within the meaning of Treas. Reg. § 301.7701-4(d), as reflected therein, or under applicable IRS guidelines, rulings or other controlling authorities.

10.7 Distribution of Liquidating Trust Interests. A Liquidating Trustee is required to distribute to the holders of Allowed Claims on account of their Liquidating Trust Interests, on a semi-annual basis, all Available Cash (including any Cash received from the Debtors and treating any permissible investment as Cash for purposes of this Section 10.7), less such amounts that may be reasonably necessary to (a) meet contingent liabilities and to maintain the value of the Liquidating Trust Assets during liquidation, (b) pay reasonable incurred or anticipated expenses (including, without limitation, any taxes imposed on or payable by the Debtors or Liquidating Trust or in respect of the Liquidating Trust Assets), or (c) satisfy other liabilities incurred or anticipated by such Liquidating Trust in accordance with the Plan or Liquidating Trust Agreement; provided, however, that such Liquidating Trustee shall not be required to make a Distribution pursuant to this Section 10.7 of the Plan if such Liquidating Trustee determines that the expense associated with making the Distribution would likely utilize a substantial portion of the amount to be distributed, thus making the Distribution impracticable.

10.8 Federal Income Tax Treatment of Liquidating Trust. For all United States federal income tax purposes, all parties (including, without limitation, the Debtors, a Liquidating Trustee and Liquidating Trust Beneficiaries) shall treat the transfer of Liquidating Trust Assets to a Liquidating Trust as (1) a transfer of Liquidating Trust Assets (subject to any obligations relating to those assets) directly to Liquidating Trust Beneficiaries (other than to the extent Liquidating Trust Assets are allocable to Disputed Claims), followed by (2) the transfer by such beneficiaries to a Liquidating Trust of Liquidating Trust Assets in exchange for Liquidating Trust Interests. Accordingly, Liquidating Trust Beneficiaries shall be treated for United States federal income tax purposes as the grantors and owners of their respective share of Liquidating Trust Assets (other than such Liquidating Trust Assets as are allocable to Disputed Claims). The foregoing treatment shall also apply, to the extent permitted by applicable law, for state and local income tax purposes.

10.9 Tax Reporting.

(a) A Liquidating Trustee shall file tax returns for a Liquidating Trust treating such Liquidating Trust as a grantor trust pursuant to Treas. Reg. § 1.671-4(a) and in accordance with this Section 10.9(a). A Liquidating Trustee also shall annually send to each holder of a Liquidating Trust Interest a separate statement regarding the receipts and expenditures of the Liquidating Trust as relevant for U.S. federal income tax purposes and will instruct all such holders to use such information in preparing their U.S. federal income tax returns or to forward the appropriate information to such holders’ underlying beneficial holders with instructions to utilize such information in preparing their U.S. federal income tax returns.

(b) Allocations of Liquidating Trust taxable income among Liquidating Trust Beneficiaries (other than taxable income allocable to any assets allocable to, or retained on account of, Disputed Claims) shall be determined by reference to the manner in which an amount of Cash representing such taxable income would be distributed (were such Cash permitted to be distributed at such time) if, immediately prior to such deemed Distribution, the Liquidating Trust had distributed all its assets (valued at their tax book value, other than assets allocable Disputed Claims) to the holders of Liquidating Trust Interests, adjusted for prior taxable income and loss and taking into account all prior and concurrent Distributions from a Liquidating Trust. Similarly, taxable loss of a Liquidating Trust shall be allocated by reference to the manner in which an economic loss would be borne immediately after a hypothetical liquidating distribution of the remaining Liquidating Trust Assets. The tax book value of Liquidating Trust Assets for purpose of this paragraph shall equal their fair market value on the date Liquidating Trust Assets are transferred to a Liquidating Trust, adjusted in accordance with tax accounting principles prescribed by the IRC, the applicable Treasury Regulations, and other applicable administrative and judicial authorities and pronouncements.

(c) As soon as reasonably practicable after Liquidating Trust Assets are transferred to a Liquidating Trust, a Liquidating Trustee shall make a good faith valuation of Liquidating Trust Assets. Such valuation shall be made available from time to time to all parties to the Liquidating Trust (including, without limitation, the Debtors and Liquidating Trust Beneficiaries), to the extent relevant to such parties for tax purposes, and shall be used consistently by such parties for all United States federal income tax purposes.

(d) Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by a Liquidating Trustee of a private letter ruling if such Liquidating Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by such Liquidating Trustee), such Liquidating Trustee (i) may timely elect to treat any Liquidating Trust Assets allocable to Disputed Claims as a “disputed ownership fund” governed by Treas. Reg. § 1.468B-9, and (ii) to the extent permitted by applicable law, shall report consistently for state and local income tax purposes. If a “disputed ownership fund” election is made, all parties (including such Liquidating Trustee, the Debtors and Liquidating Trust Beneficiaries) shall report for United States federal, state and local income tax purposes consistently with the foregoing.

(e) A Liquidating Trustee shall be responsible for payment, out of Liquidating Trust Assets, of any taxes imposed on a Liquidating Trust or its assets.

(f) A Liquidating Trustee may request an expedited determination of taxes of a Liquidating Trust, including any reserve for Disputed Claims, or of the Debtor as to whom the Liquidating Trust was established, under section 505(b) of the Bankruptcy Code for all tax returns filed for, or on behalf of, such Liquidating Trust or the Debtor for all taxable periods through the dissolution of such Liquidating Trust.

10.10 Dissolution.

(a) A Liquidating Trustee and Liquidating Trust shall be discharged or dissolved, as the case may be, at such time as (i) all of the Liquidating Trust Assets have been distributed pursuant to the Plan and a Liquidating Trust Agreement, (ii) a Liquidating Trustee determines, in its sole discretion, that the administration of any remaining Liquidating Trust Assets is not likely to yield sufficient additional Liquidating Trust proceeds to justify further pursuit, or (iii) all Distributions required to be made by a Liquidating Trustee under the Plan and a Liquidating Trust Agreement have been made; provided, however, that in no event shall a Liquidating Trust be dissolved later than three (3) years from the creation of such Liquidating Trust pursuant to Section 10.1 of the Plan unless the Bankruptcy Court, upon motion within the six-month period prior to the third (3rd) anniversary (or within the six-month period prior to the end of an extension period), determines that a fixed period extension (not to exceed three (3) years, together with any prior extensions, without a favorable private letter ruling from the IRS or an opinion of counsel satisfactory to the Liquidating Trustee that any further extension would not adversely affect the status of the trust as a liquidating trust for United States federal income tax purposes) is necessary to facilitate or complete the recovery and liquidation of the Liquidating Trust Assets.

(b) If at any time a Liquidating Trustee determines, in reliance upon such professionals as a Liquidating Trustee may retain, that the expense of administering a Liquidating Trust so as to make a final Distribution to Liquidating Trust Beneficiaries is likely to exceed the value of the assets remaining in such Liquidating Trust, such Liquidating Trustee may apply to the Bankruptcy Court for authority to (i) reserve any amount necessary to dissolve such Liquidating Trust, (ii) donate any balance to a charitable organization (A) described in section 501(c)(3) of the IRC, (B) exempt from United States federal income tax under section 501(a) of the IRC, (C) not a “private foundation”, as defined in section 509(a) of the IRC, and (D) that is unrelated to the Debtors, such Liquidating Trust, and any insider of such Liquidating Trustee, and (iii) dissolve such Liquidating Trust.

ARTICLE XI

Treatment of Executory Contracts and Unexpired Leases

11.1 Executory Contracts and Unexpired Leases. Pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, all executory contracts and unexpired leases that exist between a Debtor and any person or entity shall be deemed rejected by such Debtor, as of the Effective Date, except for any executory contract or unexpired lease (a) that has been assumed pursuant to an order of the Bankruptcy Court entered prior to the Effective Date, (b) as to which a motion for approval of the assumption or rejection of such executory contract or unexpired lease has been filed prior to the Confirmation Date, or (c) that is specifically designated in the Plan Supplement as a contract or lease to be assumed by the Debtor; provided, however, that the Debtors reserve the right, on or prior to the Confirmation Date, to amend the Plan Supplement to remove any executory contract or unexpired lease therefrom or add any executory contract or unexpired lease thereto, in which event such executory contract(s) or unexpired lease(s) shall be deemed to be, respectively, rejected or assumed. The Debtors shall provide notice of any amendments to the Plan Supplement to the parties to the executory contracts and unexpired leases affected thereby. The listing of or failure to list a document in the Plan Supplement shall not constitute an admission by the Debtors that such document is or is not an executory contract or an unexpired lease or that the Debtors have any liability thereunder.

11.2 Approval of Assumption and Rejection of Executory Contracts and Unexpired Leases. Entry of the Confirmation Order shall, subject to and upon the occurrence of the Effective Date, constitute (a) the approval, pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, of the assumption of the executory contracts and unexpired leases assumed or assumed and assigned pursuant to the Plan and (b) the approval, pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, of the rejection of the executory contracts and unexpired leases rejected pursuant to the Plan. To the extent any provision of an executory contract or unexpired lease to be assumed by any of the Debtors under the Plan limits such Debtor’s ability to assign such executory contract or unexpired lease, the effectiveness of such provision shall be limited or nullified to the full extent provided in section 365(f) of the Bankruptcy Code.

11.3 Cure of Defaults. Except as may otherwise be agreed to by the parties, within thirty (30) days after the Effective Date, the Debtor shall cure any and all undisputed defaults under any executory contract or unexpired lease assumed by the Debtor pursuant to the Plan, in accordance with section 365(b) of the Bankruptcy Code. All disputed defaults that are required to be cured shall be cured either within thirty (30) days of the entry of a Final Order determining the amount, if any, of the Debtor’s liability with respect thereto, or as may otherwise be agreed to by the parties.

11.4 Bar Date for Filing Proofs of Claim Relating to Executory Contracts and Unexpired Leases Rejected Pursuant to the Plan. Claims arising out of the rejection of an executory contract or unexpired lease pursuant to the Plan must be filed with the Bankruptcy Court and served upon the relevant Debtor no later than forty-five (45) days after the later of (a) notice of entry of an order approving the rejection of such executory contract or unexpired lease, (b) notice of entry of the Confirmation Order and occurrence of the Effective Date, and (c) notice of an amendment to the Plan Supplement relating to such executory contract or unexpired lease. Except as set forth in the preceding sentence, all such Claims must otherwise comply with the provisions of the Bar Date Order, including, without limitation, the Derivative Questionnaire and the Guarantee Questionnaire. All such Claims not filed in accordance with the foregoing will be forever barred from assertion against the Debtors and their estates. Any Claim arising out of the rejection of an executory contract or unexpired lease pursuant to the Plan shall be classified as a General Unsecured Claim or Derivative Claim, as applicable, against the Debtor that is a party to such executory contract or unexpired lease.

11.5 Insurance Policies. To the extent that any of the Debtors’ insurance policies and any agreements, documents or instruments relating thereto constitute executory contracts, such contracts shall be deemed assumed under the Plan. Nothing contained herein shall constitute or be deemed a waiver of any Litigation Claims that the Debtors may hold against any entity, including, without limitation, the insurer under any of the Debtors’ policies of insurance.

11.6 Indemnification Obligations. Subject to the occurrence of the Effective Date, the obligations of each Debtor to indemnify, defend, reimburse or limit the liability of (a) directors, officers and any other employee who is held responsible for obligations of the Debtor incurred after the Commencement Date who are directors, officers or employees of such Debtor or a Debtor-Controlled Entity on or after the Commencement Date and (b) Released Parties, respectively, against any Claims or Causes of Action as provided in the Debtor’s articles of organization, certificates of incorporation, bylaws, other organizational documents or applicable law, shall survive confirmation of the Plan, shall be assumed by such Debtor and will remain in effect after the Effective Date. Any such assumed obligations owed in connection with an event occurring after the Commencement Date shall be paid as an Administrative Expense Claim under the Plan. Any such assumed obligations owed in connection with an event occurring before the Commencement Date shall be treated as General Unsecured Claims under the Plan. Nothing in the Plan shall in any way limit, modify, alter or amend the Debtor’s limitation of liability of the Independent Directors set forth in Section 10.1 of the Restated Certificate of Incorporation of LBHI.

ARTICLE XII

Effectiveness of the Plan

12.1 Conditions Precedent to the Confirmation of the Plan. The following are conditions precedent to the confirmation of the Plan with respect to each Debtor:

(a) The Bankruptcy Court shall have entered the Derivative Claims Framework Order in form and substance satisfactory to the Debtors and the Creditors’ Committee;

(b) The Bankruptcy Court shall have entered a Confirmation Order with respect to the Plan for all of the Participating Debtors in form and substance satisfactory to the respective Debtor and the Creditors’ Committee.

12.2 Conditions Precedent to the Effective Date of the Plan. The following are conditions precedent to the Effective Date of the Plan with respect to each Debtor:

(a) The Confirmation Order, in form and substance acceptable to the Debtors and the Creditors’ Committee, shall have been entered;

(b) All actions and all agreements, instruments or other documents necessary to implement the terms and provisions of the Plan are effected or executed and delivered, as applicable, in form and substance satisfactory to the Debtors;

(c) All authorizations, consents and regulatory approvals, if any, required by the Debtors in connection with the consummation of the Plan are obtained and not revoked; and

(d) The certificate of incorporation and by-laws of the Debtors shall have been amended to the extent necessary to effectuate the Plan.

12.3 Waiver of Conditions. Notwithstanding the foregoing, each Debtor reserves its right, upon obtaining the consent of the Creditors’ Committee, to waive the occurrence of the conditions precedent to the (a) Confirmation of its Plan set forth in Section 12.1 and (b) Effective Date set forth in Section 12.2 of the Plan other than Section 12.2(a) of the Plan. Any such waiver may be effected at any time, without notice, without leave or order of the Bankruptcy Court, and without any formal action other than proceeding to consummate the Plan. Any actions required to be taken on the Effective Date shall take place and shall be deemed to have occurred simultaneously, and no such action shall be deemed to have occurred prior to the taking of any other such action. If any of the Debtors decide, with the consent of the Creditors’ Committee, that one of the conditions precedent to the Effective Date of its Plan cannot be satisfied and the occurrence of such condition is not waived or cannot be waived, then the Debtor shall file a notice of the inability to satisfy such condition prior to the Effective Date with the Bankruptcy Court.

ARTICLE XIII

Effects of Confirmation

13.1 Vesting of Assets. Upon the Effective Date, pursuant to section 1141(b) and (c) of the Bankruptcy Code, all Property of the Estate of a Debtor shall vest in that Debtor free and clear of all Claims, Liens, encumbrances, charges and other interests, except as provided herein. From and after the Effective Date, the Debtors, acting through the Plan Administrator, may take any action, including, without limitation, the operation of their businesses, the use, acquisition, sale, lease and disposition of property, and the entry into transactions, agreements, understandings or arrangements, whether in or other than in the ordinary course of business, and execute, deliver, implement, and fully perform any and all obligations, instruments, documents and papers or otherwise in connection with any of the foregoing, free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules and in all respects as if there were no pending cases under any chapter or provision of the Bankruptcy Code, except as explicitly provided herein.

13.2 Binding Effect. On and after the Confirmation Date, the provisions of the Plan shall bind any holder of a Claim against, or Equity Interest in, the Debtors and their respective successors and assigns, whether or not the Claim or Equity Interest of such holder is impaired under the Plan and whether or not such holder has accepted the Plan.

13.3 Release and Exculpation. On and after the Effective Date, the Debtors and all entities who have held, hold or may hold Claims against or Equity Interests in any or all of the Debtors (whether proof of such Claims or Equity Interests has been filed or not), along with their respective present or former employees, agents, officers, directors or principals, shall be deemed to have released the Released Parties from, and none of the Released Parties shall have or incur any liability for, any Claim, Cause of Action or other assertion of liability for any act taken or omitted to be taken during the Chapter 11 Cases in connection with, or arising out of, the Chapter 11 Cases, the formulation, dissemination, confirmation, consummation or administration of the Plan, property to be distributed under the Plan or any other act or omission in connection with the Chapter 11 Cases, the Plan, the Disclosure Statement or any contract, instrument, document or other agreement related thereto; provided, however, that (i) in no event shall any Litigation Claim, Cause of Action or other Claim or assertion of liability against any Released Party for any act taken or omitted to be taken prior to the Commencement Date be released by the Plan, and (ii) nothing herein shall affect the liability of any person that otherwise would result from any such act or omission to the extent such act or omission is determined by a Final Order to have constituted willful misconduct or gross negligence; provided, further, that nothing in this Plan shall limit the liability of the professionals of the Debtors or the Creditors’ Committee to their respective clients pursuant to DR 6-102 of the Model Code of Professional Responsibility.

13.4 Discharge. Except as expressly provided in the Plan, upon the date that all Distributions under the Plan have been made, (a) each holder (as well as any trustees and agents on behalf of each holder) of a Claim against or Equity Interest in a Debtor shall be deemed to have forever waived, released and discharged the Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, Equity Interests, rights and liabilities that arose prior to the Effective Date and (b) all such holders shall be forever precluded and enjoined, pursuant to section 524 of the Bankruptcy Code, from prosecuting or asserting any discharged Claim against or terminated Equity Interest in the Debtors.

13.5 Injunction. Except as expressly provided in the Plan, the Confirmation Order, or a separate order of the Bankruptcy Court, all entities who have held, hold or may hold Claims against or Equity Interests in any or all of the Debtors and other parties in interest (whether proof of such Claims or Equity Interests has been filed or not), along with their respective present or former employees, agents, officers, directors or principals, are permanently enjoined, on and after the Effective Date, with respect to any Claims and Causes of Action which are extinguished or released pursuant to the Plan from (i) commencing, conducting, or continuing in any manner, directly or indirectly, any suit, action, or other proceeding of any kind (including, without limitation, any proceeding in a judicial, arbitral, administrative or other forum) against or affecting the Released Parties or the property of any of the Released Parties, (ii) enforcing, levying, attaching (including, without limitation, any prejudgment attachment), collecting, or otherwise recovering by any manner or means, whether directly or indirectly, any judgment, award, decree, or order against the Released Parties or the property of any of the Released Parties, (iii) creating, perfecting, or otherwise enforcing in any manner, directly or indirectly, any encumbrance of any kind against the Released Parties or the property of any of the Released Parties, (iv) asserting any right of setoff, directly or indirectly, against any obligation due the Released Parties or the property of any of the Released Parties, except as contemplated or allowed by the Plan; (v) acting or proceeding in any manner, in any place whatsoever, that does not conform to or comply with the provisions of the Plan; and (vi) taking any actions to interfere with the implementation or consummation of the Plan.

13.6 United States Government. As to the United States, its agencies, departments or agents, nothing in the Plan or Confirmation Order shall discharge, release or otherwise preclude: (a) any liability of the Debtors arising on or after the Effective Date; (b) any liability that is not a Claim against a Debtor; (c) any valid right of setoff or recoupment; or (d) any liability of the Debtors arising under environmental or criminal laws as the owner or operator of property that such Debtor owns after the Effective Date. The discharge and injunction provisions contained in the Plan and Confirmation Order are not intended and shall not be construed to bar the United States from, subsequent to the Effective Date, pursuing any police or regulatory action.

13.7 Terms of Injunctions or Stays. Unless otherwise provided in the Plan, the Confirmation Order, or a separate order of the Bankruptcy Court, all injunctions or stays arising under or entered during the Chapter 11 Cases under section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the closing of all of the Chapter 11 Cases.

13.8 Retention of Litigation Claims and Reservation of Rights. Except as expressly provided in the Plan, nothing contained in the Plan or the Confirmation Order shall be deemed to be a waiver or the relinquishment of any rights, defenses or Litigation Claims that the Debtors may have or choose to assert on behalf of their respective estates under any provision of the Bankruptcy Code or any applicable nonbankruptcy law that the Debtors had prior to the Effective Date, including, without limitation, (a) any and all Claims against any person or entity, to the extent such person or entity asserts a crossclaim, counterclaim, and/or Claim for setoff which seeks affirmative relief against the Debtors, their officers, directors, or representatives, (b) any and all Claims or rights arising under any tax sharing agreement among the Debtors and their Affiliates (including the tax sharing agreement among the Debtors and LBI based on their regular and consistent course of conduct over many years), (c) any and all Claims for reimbursement of costs incurred for the benefit of any Affiliate, including in connection with the disposition of an Affiliate’s assets; (d) any and all Avoidance Actions, and (e) any right of setoff or other legal or equitable defense. The Debtors shall have, retain, reserve, and may assert all such rights, defenses or Litigation Claims after the Effective Date fully as if the Chapter 11 Cases had not been commenced.

ARTICLE XIV

Retention of Jurisdiction

14.1 Retention of Jurisdiction. The Bankruptcy Court shall retain exclusive jurisdiction of all matters arising under, arising out of, or related to, the Chapter 11 Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

(a) To hear and determine any motions for the assumption, assumption and assignment or rejection of executory contracts or unexpired leases and the allowance of any Claims resulting therefrom;

(b) To determine any and all adversary proceedings, applications and contested matters relating to the Chapter 11 Cases;

(c) To hear and determine any objection to or motion to estimate Claims;

(d) To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

(e) To issue such orders in aid of execution of the Plan to the extent authorized by section 1142 of the Bankruptcy Code;

(f) To consider any modifications of the Plan, to cure any defect or omission or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

(g) To hear and determine all applications for compensation and reimbursement of expenses of professionals under sections 330, 331 and 503(b) of the Bankruptcy Code;

(h) To hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of the Plan and any agreements or documents incorporated in or contemplated by the Plan, including, without limitation, Sections 6.4, 6.5, 6.6, 13.3, 13.4 and 13.5 of the Plan;

(i) To issue injunctions, enter and implement other orders, and take such other actions as may be necessary or appropriate to restrain interference by any person with the consummation, implementation or enforcement of the Plan, the Confirmation Order, or any other order of the Bankruptcy Court;

(j) To hear and determine any actions brought against the Plan Administrator in connection with the Plan, including, without limitation, any action relating to Distributions under the Plan;

(k) To hear and determine any actions brought to recover all assets of the Debtors and property of the estates, wherever located;

(l) To hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code, including any requests for expedited determinations under section 505(b) of the Bankruptcy Code filed, or to be filed, with respect to tax returns of the Debtors and of any Liquidating Trusts for any and all taxable periods ending after the Commencement Date through the Closing Date;

(m) To hear all matters relating to Article XIII of the Plan, including, without limitation, all matters relating to the releases, exculpation, and injunction granted thereunder.

(n) To hear all matters relating to the Plan Trust;

(o) To hear any other matter consistent with the provisions of the Bankruptcy Code; and

(p) To enter a final decree closing the Chapter 11 Cases.

ARTICLE XV

Miscellaneous Provisions

15.1 Post-Effective Date Role of Creditors’ Committee. On the Effective Date, the Creditors’ Committee shall be dissolved for all purposes other than (i) implementation of the Plan through the date of the initial Distribution in accordance with Section 8.3 of the Plan, (ii) defending any appeals from the Confirmation Order to final disposition of such appeals, and (iii) all matters relating to professional fees and the fee committee appointed in the Chapter 11 Cases for the period prior to the Effective Date. Following the Effective Date, the litigation and derivatives subcommittees of the Creditors’ Committee may continue functioning for the limited purposes of (i) resolving pending litigation and (ii) subject to approval of the post-Effective Date board of directors of LBHI, other litigation and derivatives matters as to which, currently, the subcommittees are involved, and shall be recommended by the applicable subcommittee and the Plan Administrator. Other than with respect to the foregoing, the members of the Creditors’ Committee shall be released and discharged of and from all further authority, duties, responsibilities, and obligations related to and arising from and in connection with the Chapter 11 Cases, and the retention or employment of the Creditors’ Committee’s attorneys, accountants, and other agents shall terminate. The Debtors shall pay the reasonable fees and expenses of the professionals retained by and shall reimburse the members of the remaining subcommittees for reasonable disbursements incurred, including the reasonable fees of counsel, in connection with the foregoing from and after the Effective Date. If a member of a subcommittee becomes unable to serve on a subcommittee or resigns after the Effective Date, the remaining members may replace such member, continue to discharge the subcommittee’s roles, or dissolve by a majority vote of the remaining members. Each of the subcommittees shall be deemed dissolved upon the earliest to occur of (i) voluntary agreement of the members of the subcommittee, (ii) the completion of the subcommittee’s responsibilities, and (iv) the Closing Date.

15.2 Issuance of New Securities. In the discretion of the Plan Administrator, each Debtor or Debtor Controlled-Entity (a) may form and transfer certain assets of the Debtors and/or Debtor Controlled Entities to new (or utilize existing) entities, including, without limitation, one or more separately managed partnerships, REITs or other investment vehicles, to hold certain real estate or other assets of the Debtors and/or Debtor-Controlled Entity and, (b) may, in connection therewith, issue New Securities for Distribution under the Plan. In the event that the Plan Administrator determines to issue New Securities, each holder of Allowed Claims or Equity Interests against a Debtor that contributed assets to the entity issuing New Securities shall receive the relevant New Securities as Distributions in accordance with the Plan. The New Securities shall be valued as of the date of the issuance and the holders of Allowed Claims or Equity Interests receiving such New Securities shall be deemed satisfied to the extent of the value of the New Securities.

15.3 Exemption from Securities Laws. To the maximum extent provided by section 1145 of the Bankruptcy Code and applicable non-bankruptcy law, the issuance of any New Securities or Liquidating Trust Interests will be exempt from registration under the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder and any other applicable non-bankruptcy law or regulation.

15.4 Exemption from Transfer Taxes. Pursuant to section 1146(a) of the Bankruptcy Code, (a) the issuance, transfer, or exchange of notes or equity securities, (b) the creation of any mortgage, deed of trust, lien, pledge, or other security interest, (c) the making or assignment of or surrender of any lease or sublease, or (d) the making of or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, and any merger agreements, agreements of restructuring, disposition, liquidation or dissolution, any deeds, bills of sale, transfers of tangible property, or assignments executed in connection with any disposition of assets contemplated by the Plan (including by a Liquidating Trust), shall not be subject to any stamp, real estate transfer, mortgage recording, sales, use or other similar tax.

15.5 Plan Supplement. The Debtor Allocation Agreement, the amended certificate and by-laws of the Debtors (if any) in accordance with Section 7.7, the Plan Trust Agreement, and a list of any contracts or leases to be assumed or assumed and assigned by the Debtors in accordance with Section 11.1, shall be contained in the Plan Supplement that is filed with the Clerk of the Bankruptcy Court at least ten (10) days prior to the Voting Deadline. Upon its filing with the Bankruptcy Court, the Plan Supplement may be obtained on the Debtors’ independent website at www.lehman-docket.com or by request to the Debtors in accordance with Section 15.10 of the Plan.

15.6 Amendment or Modification of Plan. The Debtors reserve the right to propose alterations, amendments, or modifications of or to the Plan in writing at any time prior to the

Confirmation Date, provided that the Plan, as altered, amended or modified satisfies the conditions of section 1122 and 1123 of the Bankruptcy Code, and the Debtors shall have complied with section 1125 of the Bankruptcy Code. The Plan may be altered, amended, or modified at any time after the Confirmation Date and before substantial consummation, provided that the Plan, as altered, amended or modified satisfies the requirements of sections 1122 and 1123 of the Bankruptcy Code and the Bankruptcy Court, after notice and a hearing, confirms the Plan, as altered, modified or amended, under section 1129 of the Bankruptcy Code and the circumstances warrant such alterations, amendments of modifications. A holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claims of such holder.

15.7 Withdrawal or Revocation of the Plan. The Debtors reserve the right to withdraw or revoke the Plan at any time prior to the Confirmation Date. If the Debtors revoke or withdraw the Plan prior to the Confirmation Date, or if the Confirmation Date does not occur, then the Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any Claim by or against the Debtors or any other person or to prejudice in any manner the rights of the Debtors or any other person in any further proceedings involving the Debtors.

15.8 Courts of Competent Jurisdiction. If the Bankruptcy Court abstains from exercising, or declines to exercise, jurisdiction or is otherwise without jurisdiction over any matter arising out of the Plan, such abstention, refusal or failure of jurisdiction shall have no effect upon and shall not control, prohibit, or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such matter.

15.9 Transactions on Business Days. If the Effective Date or any other date on which a transaction may occur under the Plan shall occur on a day that is not a Business Day, any transactions or other actions contemplated by the Plan to occur on such day shall instead occur on the next succeeding Business Day.

15.10 Notices. Any notices to or requests of the Debtors by parties in interest under or in connection with the Plan shall be in writing and served either by (a) certified mail, return receipt requested, postage prepaid, (b) hand delivery, or (c) reputable overnight delivery service, all charges prepaid, and shall be deemed to have been given when received by the following parties:

If to any Debtor:

c/o Lehman Brothers Holdings Inc.

1271 Avenue of the Americas

New York, NY    10020

Attention:	Bryan Marsal
John Suckow

with a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York    10153

Re:    Lehman Brothers

15.11 Severability. In the event that the Bankruptcy Court determines, prior to the Confirmation Date, that any provision of the Plan is invalid, void, or unenforceable, the Bankruptcy Court shall, with the consent of the Debtors, have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of the Plan shall remain in full force and effect and shall in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

15.12 Governing Law. Except to the extent the Bankruptcy Code or Bankruptcy Rules are applicable, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

15.13 Headings. Headings are used in the Plan for convenience and reference only, and shall not constitute a part of the Plan for any other purpose.

15.14 Exhibits. All exhibits and schedules to the Plan as well as the Plan Supplement and any exhibits or schedules thereto are incorporated into and are a part of the Plan as if set forth in full herein.

15.15 Successors and Assigns. All the rights, benefits, and obligations of any person named or referred to in the Plan shall be binding on, and shall inure to the benefit of, the heirs, executors, administrators, successors, and/or assigns of such person.

Dated:	New York, New York
January 25, 2011

LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

LB 745 LLC

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

PAMI STATLER ARMS LLC

By:	/s/ John Suckow
Name: John Suckow
Title: Authorized Signatory

LEHMAN BROTHERS COMMODITY SERVICES INC.

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

LEHMAN BROTHERS SPECIAL FINANCING INC.

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

LEHMAN BROTHERS OTC DERIVATIVES INC.

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.

By:	/s/ Daniel Ehrmann
Name: Daniel Ehrmann
Title: Vice-President

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

LEHMAN BROTHERS COMMERCIAL CORP.

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

LEHMAN BROTHERS FINANCIAL PRODUCTS INC.

By:	/s/ Daniel Ehrmann
Name: Daniel Ehrmann
Title: Vice-President

CES AVIATION LLC

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

CES AVIATION V LLC

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

CES AVIATION IX LLC

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

EAST DOVER LIMITED

By:	/s/ Daniel Ehrmann
Name: Daniel Ehrmann
Title: Duly Authorized Officer

LEHMAN SCOTTISH FINANCE L.P., by its general partner Property Asset Management Inc.

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.A.R.L.

By:	/s/ Daniel Ehrmann
Name: Daniel Ehrmann
Title: Manager

BNC MORTGAGE LLC

By:	/s/ John Suckow
Name: John Suckow
Title: Authorized Signatory

LB ROSE RANCH LLC

By:	/s/ John Suckow
Name: John Suckow
Title: Authorized Signatory

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

LB 2080 KALAKAUA OWNERS LLC, by its managing member PAMI LLC

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

MERIT, LLC, by its Manager LEHMAN COMMERCIAL PAPER INC.

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

LB SOMERSET LLC, by its managing member PAMI LLC

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

LB PREFERRED SOMERSET LLC, by its managing member PAMI LLC

By:	/s/ John Suckow
Name: John Suckow
Title: President and Chief Operating Officer

Counsel:

WEIL, GOTSHAL & MANGES LLP

767 Fifth Avenue

New York, New York 10153

Telephone: (212) 310-8000

Facsimile: (212) 310-8007

Attorneys for Debtors and

Debtors in Possession

Schedule 1

(Plan Adjustment Percentages)

LBHI

Class	Claims	Plan Adjustment Percentage

5A	Senior Third-Party Guarantee Claims	20%

5B	Senior Third-Party LBT/LBSN Guarantee Claims	30%

9	Derivative Guarantee Claims	20%

LCPI

Class	Claims	Plan Adjustment Percentage

3	Derivative Claims against LCPI	14%

4	General Unsecured Claims against LCPI	14%

5B	Intercompany Claims of Participating Subsidiary Debtors against LCPI	20%

5C	Intercompany Claims of Affiliates other than Participating Debtors against LCPI	14%

LBCS

Class	Claims	Plan Adjustment Percentage

3	Derivative Claims against LBCS	15%

4	General Unsecured Claims against LBCS	15%

5B	Intercompany Claims of Participating Subsidiary Debtors against LBCS	20%

5C	Intercompany Claims of Affiliates other than Participating Debtors against LBCS	15%

LBSF

Class	Claims	Plan Adjustment Percentage

3	Derivative Claims against LBSF	5%

4	General Unsecured Claims against LBSF	5%

5B	Intercompany Claims of Participating Subsidiary Debtors against LBSF	20%

5C	Intercompany Claims of Affiliates other than Participating Debtors against LBSF	5%

LOTC

Class	Claims	Plan Adjustment Percentage

3	Derivative Claims against LOTC	9%

4	General Unsecured Claims against LOTC	9%

5B	Intercompany Claims of Participating Subsidiary Debtors against LOTC	20%

5C	Intercompany Claims of Affiliates other than Participating Debtors against LOTC	9%

LBCC

Class	Claims	Plan Adjustment Percentage

3	Derivative Claims against LBCC	10%

4	General Unsecured Claims against LBCC	10%

5B	Intercompany Claims of Participating Subsidiary Debtors against LBCC	20%

5C	Intercompany Claims of Affiliates other than Participating Debtors against LBCC	10%

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